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                        MORTGAGE LOAN PURCHASE AGREEMENT


                  This Mortgage Loan Purchase Agreement, dated as of December 1, 1998 (the "Agreement"), is between Merrill Lynch Mortgage Investors, Inc., a Delaware corporation (the "Company"), and Merrill Lynch Mortgage Capital, Inc., a Delaware corporation (the "Mortgage Loan Seller"). The Mortgage Loan Seller agrees to sell, and the Company agrees to purchase, the mortgage loans (the "Mortgage Loans") described in, and set forth in, the Mortgage Loan Schedule attached as Exhibit A to this Agreement (the "Mortgage Loan Schedule"). The Company intends to deposit the Mortgage Loans and other assets into a trust (the "Trust") and cause the creation of a series of certificates to be known as Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C3 (the "Certificates"), evidencing beneficial ownership interests in the Mortgage Loans and other assets, under a Pooling and Servicing Agreement, to be dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), among the Company, as depositor, GE Capital Loan Services, Inc., as master servicer (the "Master Servicer"), GE Capital Realty Group, Inc., as special servicer (the "Special Servicer") and The Chase Manhattan Bank, N.A., as trustee (the "Trustee"). The Company intends to sell certain Certificates to the Underwriter pursuant to the Underwriting Agreement (the "Underwriting Agreement") between the Company and the Underwriter and certain other Certificates to the Underwriter pursuant to the Certificate Purchase Agreement (the "Certificate Purchase Agreement") between the Company and the Underwriter. The transactions described above are herein referred to as the "Securitization Transaction". Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.

                  1. Purchase Price; Purchase and Sale. (a) The purchase price (the "Purchase Price") for the Mortgage Loans shall consist of a cash amount equal to $638,408,606. The Purchase Price amount shall be payable by the Company to the Mortgage Loan Seller on December 22, 1998 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date") in immediately available funds. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, at 10:00 a.m. (New York time), on the Closing Date.

                  (b) The Mortgage Loan Seller does hereby, as of the Closing Date, sell, transfer, assign, set over and convey (on a servicing released basis) to the Company, its successors and


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assigns, without recourse, and the Company does hereby, as of the Closing Date, purchase, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans, including all interest and principal due on or with respect to the Mortgage Loans after the Cut-Off Date, together with all of the Mortgage Loan Seller's right, title and interest in and to (i) the proceeds of any related title, hazard, primary mortgage or other insurance policies received on or with respect to the Mortgage Loans after the Cut-Off Date and
(ii) all reserve accounts and escrow accounts established pursuant to the related Mortgage Loan documents and the funds on deposit therein. All scheduled payments of interest and principal due on or before the Cut-Off Date but collected after the Cut-Off Date, and recoveries of interest and principal collected before the Cut-Off Date, shall belong to, and be promptly remitted to the Mortgage Loan Seller. In connection with such sale, transfer and assignment to the Company, (A) the Mortgage Loan Seller shall pay to the Master Servicer as the agent of the Trustee, on the Closing Date, an amount equal to all payments of principal and interest and escrow payments received by the Mortgage Loan Seller in respect of the Mortgage Loans which were due after the Cut-Off Date, provided that with respect to all such payments received by the Mortgage Loan Seller one Business Day prior to the Closing Date or at any time thereafter, the Mortgage Loan Seller will remit such payments to the Master Servicer within two Business Days following receipt; and (B) the Mortgage Loan Seller shall cause the transfer of the reserve accounts and escrow accounts related to the Mortgage Loans to the Master Servicer as agent of the Trustee on the Closing Date. The Company hereby directs the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver to each of the Trustee, the Custodian, the Master Servicer and the Special Servicer (x) all documents, instruments and agreements required to be delivered by the Company to the Trustee, the Custodian, the Master Servicer and the Special Servicer under
Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01 and (y) such other documents, instruments and agreements as the Company, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall reasonably request. In connection with the Mortgage Loan Seller's delivery of Mortgage Loan documents in accordance with the preceding sentence, the Mortgage Loan Seller hereby authorizes the Trustee as the transferee of the Company to complete each endorsement or assignment in blank appearing thereon in favor of the Trustee in such manner as the Trustee shall determine in the exercise of its sole discretion (provided that such endorsement or assignment will be without recourse, representation or warranty to the Mortgage Loan Seller except as expressly set forth in this Agreement). If, notwithstanding the Mortgage Loan Seller's representation to the contrary, the Mortgage Loan Seller's endorsement of any Mortgage Note by allonge and delivery of such allonge, together with such Mortgage Note, to the Trustee is not effective under applicable law to legally and validly assign such Mortgage Note to the Trustee, the Mortgage Loan Seller shall promptly, at its sole cost, upon the

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written request of the Company, the Trustee or the Master Servicer, endorse such
Mortgage Note so as to legally and validly assign such Mortgage Note to the Trustee. If the Mortgage Loan Seller cannot deliver any original or certified recorded or filed document required to be recorded or filed prior to the Closing Date and to be delivered as a part of a Mortgage File on or before the Closing Date, the Mortgage Loan Seller shall use its best efforts, promptly upon receipt thereof and in any case not later than 45 days after the Closing Date, to deliver or cause to be delivered such original or certified recorded or filed document to the Custodian (with a copy to each of the Master Servicer and the Special Servicer) unless the Mortgage Loan Seller is delayed in making such delivery by reason of the fact that such document has not been returned by the appropriate recording or filing office, in which case, the Mortgage Loan Seller shall notify the Company, the Trustee, the Custodian and the Master Servicer in writing of such delay and shall deliver such document to the Trustee (with a copy to each of the Master Servicer and the Special Servicer) promptly upon the Mortgage Loan Seller's receipt thereof. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans.

                  (c) The Purchase Price refers to the proceeds of the sale of the Certificates allocated to the Mortgage Loan Seller which, upon the final determination of such amount, will be reduced by the Mortgage Loan Seller's share of the Transaction Expenses (as defined herein), the preparation, completion, filing and recording expenses relating to the Mortgage Loans as described below in Section 1(e) and underwriting and placement commissions or fees owed by the Mortgage Loan Seller to the Underwriter as provided in Sections 1(d), (e) and (f) below.

                  (d) Concurrently with the distribution of the Purchase Price to the Mortgage Loan Seller under Section 1(a), the Mortgage Loan Seller shall pay to the Company its proportionate share of the estimated Transaction Expenses and the estimated preparation, completion, filing, and recording expenses relating to the Mortgage Loans described below in Section 1(e).

                  (e) The Mortgage Loan Seller authorizes the Master Servicer as the agent of the Trustee to engage one or more third parties to effectuate, at the Mortgage Loan Seller's expense, the preparation or completion and the filing or recording of any Assignment of Mortgage, any Form UCC-2 or UCC-3 assignment and any reassignment of Assignment of Leases required to be delivered, with respect to the Mortgage Loans, pursuant to the Pooling and Servicing Agreement which has not yet been submitted for filing or recordation on or before the Closing Date. The Company will deduct from the Purchase Price, and promptly remit to the Master Servicer, the Master Servicer's estimate of the costs and expenses of the preparation, completion, filing and recording the Mortgage Loan documents described in the immediately preceding sentence, including, without limitation, filing fees, recording fees and the reasonable fees charged by

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such third parties. If any such Mortgage Loan document is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Master Servicer as the agent of the Trustee for recording or filing, as appropriate, at the Mortgage Loan Seller's expense.

                  (f) If the amounts deducted by the Company with respect to the Mortgage Loan Seller's share of the estimated Transaction Expenses or the estimated preparation, completion, filing and recording expenses described in the preceding paragraph are subsequently determined to be less than or greater than the actual amounts owed to the Company by the Mortgage Loan Seller with respect thereto, the Mortgage Loan Seller shall promptly reimburse the Company or its designee for the amount of such deficiency, or the Company shall refund, or cause to be refunded, to the Mortgage Loan Seller the amount of such excess, as the case may be.

                  For purposes of this Agreement, the term "Transaction Expenses" shall mean any and all costs and expenses reasonably incurred by the Company, and certain other costs and expenses reasonably incurred by other parties to the Securitization Transaction as set forth below, in connection with the Securitization Transaction, including, without limitation: (i) the fees and disbursements of the Company's attorneys (including such fees and disbursements related to the Company's acquisition of the Mortgage Loans and the Other Mortgage Loans); (ii) the itemized reasonable out-of-pocket expenses of the Underwriters; (iii) the Trustee's fees and out-of-pocket expenses (including the fees and disbursements of its attorneys) incurred in entering into the Pooling and Servicing Agreement; (iv) the fees charged by the Rating Agencies for rating any of the Certificates (including surveillance fees to be prepaid to the Rating Agencies or any amount paid from the proceeds of the sale of the Certificates, in connection with the closing of the Securitization Transaction, to a Person for assuming the obligation to pay surveillance fees);
(v) the fees and disbursements of accountants and other professionals engaged by the Company in connection with the Securitization Transaction; (vi) the SEC filing fees with respect to the Company's shelf registration to the extent of the principal amount of those Certificates which are publicly issued in connection with the Securitization Transaction; (vii) the out-of-pocket expenses of each of the Master Servicer and the Special Servicer (including the fees and disbursements of their respective attorneys) incurred in connection with the Securitization Transaction; (viii) state securities filing fees and related expenses (including the fees and disbursements of attorneys engaged to prepare state Blue Sky memoranda); (ix) the costs of preparing, printing and delivering the Prospectus, the Prospectus Supplement

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or the Private Placement Memorandum, dated December 21, 1998, the Certificates, including any fees incurred in connection with obtaining Cusip numbers for the Certificates; (x) sales, transfer or similar taxes (including additions thereto) arising in connection with the sale of the Certificates to the Underwriters or investors; and (xi) the negative value of the Residual Certificates under the Pooling and Servicing Agreement. Transaction Expenses shall not include other loan-related expenses of the Mortgage Loan Seller, including, without limitation, appraisals or environmental, engineering or other reports requested by Rating Agencies or reasonably requested by other parties to the Securitization Transaction or potential investors in the non-investment grade Certificates.

                  2.       Representations and Warranties and Covenants.

                  (a) The Mortgage Loan Seller hereby represents and warrants to the Company and to the Trustee (for the benefit of the Certificateholders) as the transferee of the Company, as of the date hereof being brought down in a closing certificate that:

                                            (i) The Mortgage Loan Seller is a
                           Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the necessary corporate power and authority to own its assets and conduct its business as now being conducted, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the value of the Mortgage Loans and the ability of the Mortgage Loan Seller to perform its obligations hereunder, and the Mortgage Loan Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the necessary corporate power and authority to execute, deliver and perform this Agreement and all the transactions of the Mortgage Loan Seller contemplated hereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

                                            (ii) This Agreement has been duly
                           authorized, executed and delivered by the Mortgage Loan Seller and assuming the due authorization, execution and delivery by the Company, will constitute a legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                                            (iii) The execution and delivery of
                           this Agreement by the Mortgage Loan Seller and the performance of its obligations hereunder (1) will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement; and (2) does not require the consent of any third party or such consent has been obtained;

                                            (iv) There is no action, suit,
                           proceeding or, to the knowledge of the Mortgage Loan Seller, investigation pending and, to the knowledge of the Mortgage Loan Seller there is no action, suit, proceeding or investigation threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which, in the Mortgage Loan Seller's good faith and reasonable judgment, would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to enter into, or which would impair materially and adversely the ability of the Mortgage Loan Seller to carry out the transactions contemplated by, this Agreement;

                                            (v) The Mortgage Loan Seller is not
                           in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Mortgage Loan Seller's good faith and reasonable judgment, would materially and adversely affect the financial condition or operations of the Mortgage Loan Seller or its properties taken as a whole or might have consequences that would materially and adversely affect its performance hereunder;

                                            (vi) No consent, approval,
                           authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with this Agreement or the consummation of the transactions of the Mortgage Loan Seller contemplated by this Agreement, other than those which have been obtained by the Mortgage Loan Seller;

                                            (vii) The transfer, assignment and
                           conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Company is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                                            (viii) Under generally accepted
                           accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller will report the transfer of the Mortgage Loans to the Company as a sale of the Mortgage Loans to the Company. The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans to the Company will constitute reasonably equivalent value and fair consideration for the Mortgage Loans. The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Company. The Mortgage Loan Seller is not selling the Mortgage Loans to the Company with any intent to hinder, delay or defraud any of the creditors of the Mortgage Loan Seller; and

                                            (ix) The Mortgage Loan Seller has
                           not dealt with any Person (other than the Underwriters) that may be entitled, by reason of any act or omission of the Mortgage Loan Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to the Company hereunder.

                  (b) The Mortgage Loan Seller hereby makes to the Company and to the Trustee (for the benefit of the

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Certificateholders) as the transferee of the Company the representations and warranties contained in Schedule I, Schedule II, Schedule III and Schedule IV with respect to each Mortgage Loan as of the date specified therein or, if no such date is specified, as of the date hereof.

                  (c) If Credit Lease Loans are sold hereunder, the Mortgage Loan Seller hereby covenants that it shall, within 10 days of the Closing Date, notify the Lease Enhancement Policy Issuer that (i) both the Master Servicer and Special Servicer shall be sent notices under each Lease Enhancement Policy, and (ii) the Trustee c/o GE Capital Loan Services, Inc., as agent for the Trustee for the benefit of the registered holders of Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates, Series 1998-C3, shall be the loss payee or the named insured, as appropriate, under each Lease Enhancement Policy.

                  3.       Notice of Breach; Cure and Repurchase.

                  (a) Pursuant to the Pooling and Servicing Agreement, the Mortgage Loan Seller and the Company shall be given notice of any Breach or Document Defect that materially and adversely affects the value of such Mortgage Loan or the interests of the holders of the Certificates therein.

                  (b) Upon notice pursuant to Section 3(a) herein, the Mortgage Loan Seller shall, not later than 90 days after the Mortgage Loan Seller's receipt of notice of such Breach or Document Defect (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (but without regard to the rule in Treasury Regulation
Section 1.860G-2(f)(2) that treats a defective obligation as a "qualified mortgage" under certain circumstances) (a "Qualified Mortgage"), not later than 90 days after any party to this Agreement or to the Pooling and Servicing Agreement discovering such Document Defect or Breach), if such Breach or Document Defect shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein, cure such Document Defect or Breach, as the case may be, in all material respects or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within the periods herein set forth, either (i) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan and pay the Trustee any Substitution Shortfall Amount in connection therewith; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to any Mortgage Loan not being a Qualified Mortgage, and the Mortgage Loan Seller has commenced and is diligently proceeding

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with the cure of such Document Defect or Breach within such 90-day period, the
Mortgage Loan Seller shall with respect to any such Document Defect or Breach, have an additional 90 day period to complete such cure (or failing such cure, to complete such repurchase or substitution); provided, further, that with respect to such additional 90-day period, the Mortgage Loan Seller shall have delivered an Officer's Certificate to the Master Servicer and the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Document Defect or Breach will be cured within such additional 90-day period. In connection with any Breach of the representation and warranty set forth in clause (xliii) of Schedule I with respect to a group of Mortgage Loans to the same borrower or to borrowers that are affiliated with one another, the Mortgage Loan Seller may cure such Breach by repurchasing or replacing with a Qualified Substitute Mortgage Loan or Loans one or more of such Mortgage Loans, and the Mortgage Loan Seller may choose which Mortgage
Loan or Loans to repurchase or replace as long as the aggregate principal balance of such Mortgage Loans not being repurchased by the Mortgage Loan
Seller determined as of the Cut-Off Date is less than or equal to the applicable amount set forth on Exhibit I-XLIII(B) attached hereto. If the affected Mortgage Loan is to be repurchased, the Mortgage Loan Seller shall, on the date of repurchase, remit the Repurchase Price by wire transfer of immediately available funds in accordance with the directions of the Master Servicer as agent for the Trustee. If the affected Mortgage Loan is to be substituted, (I) the Mortgage Loan Seller shall, on the date of substitution, remit the Substitution Shortfall Amount by wire transfer of immediately available funds in accordance with the directions of the Master Servicer as agent for the Trustee; (II) no such substitution may be made in any calendar month after the Determination Date for such month; (III) the Mortgage Loan Seller shall, on the date of substitution, certify in writing to the Trustee and the Master Servicer that the Qualified Substitute Mortgage Loan(s) meets all of the requirements of the definition of Qualified Substitute Mortgage Loan in the Pooling and Servicing Agreement and that the representations and warranties set forth in Section 2 are true and correct with respect to the Mortgage Loan Seller and such Qualified Substitute Mortgage Loan(s) (which includes a mortgage loan schedule describing such Qualified Substitute Mortgage Loan(s) substantially in the form of Exhibit A)) and shall agree with the Trustee in writing to be subject to the terms and provisions of the Mortgage Loan Seller under Sections 3, 7, 8, 9, 10, 11, 12, 13, 14 and 15 with respect to such Qualified Substitute Mortgage Loan(s) as of the date of substitution;
(IV) scheduled payments of principal and interest due with respect to any such Qualified Substitute Mortgage Loan after the related date of substitution shall be part of the Trust Fund; and (V) scheduled payments of principal and interest due with respect to any such Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund, and the Mortgage Loan Seller shall be entitled to receive such payments promptly following receipt thereof by the Master Servicer as the agent of the Trustee. The delivery of an original pro forma or specimen title insurance policy or an original marked, redated and recertified commitment to issue a policy of lender's title insurance in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

                  The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.

                  (c) Upon any substitution for or repurchase of a Mortgage Loan contemplated by Section 3(b) above, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Mortgage Loan Seller, all portions of the Mortgage File, the Servicing File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller in each case without recourse, representation or warranty, as shall be necessary to vest in the Mortgage Loan Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto).

                  (d) Section 3(b) of this Agreement provides the sole and exclusive remedy available to the Company, the Trustee on behalf of the Certificateholders or any other party, respecting any Document Defect or any Breach.

                  (e) Subject to the terms of this Agreement, and notwithstanding any restrictive or qualified endorsement on any Mortgage Note, assignment of Mortgage or assignment of Assignment of Leases, the Mortgage Loan Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to cure, substitute for or repurchase a Mortgage Loan pursuant to this Section. The Trustee or its designee may enforce such obligations as provided in Section 8 hereof.

                 4.       Representations, Warranties and Agreements of Company.

                  (a) The Company hereby represents and warrants to the Mortgage Loan Seller, as of the date hereof (or such other date as is specified in the related representation or warranty), as follows:

                                            (i) The Company is a corporation
                           duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company to perform its obligations hereunder, and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions of the Company contemplated hereby;

                                            (ii) This Agreement has been duly
                           authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, receivership, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                                            (iii) The execution and delivery of
                           this Agreement by the Company and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or any agreement or instrument to which the Company is a party or by which it is bound, or any law, rule, regulation, judgment, writ, injunction, order or decree applicable to the Company, or result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement;

                                            (iv) There is no action, suit,
                           proceeding or, to the knowledge of the Company, investigation pending and, to the knowledge of the Company, there is no action, suit, proceeding or investigation threatened against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

                                            (v) The Company is not in default
                           with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the financial condition or operations of the Company or its properties taken as a whole or might have consequences that would materially and adversely affect its performance hereunder;

                                            (vi) No consent, approval,
                           authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of, or compliance by the Company with, this Agreement or the consummation of the transactions of the Company contemplated by this Agreement other than those that have been obtained by the Company; and

                                            (vii) Under GAAP and for federal
                           income tax purposes, the Company will report the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Company as a sale of the Mortgage Loans to the Company.

                  5. Company's Conditions to Closing. The obligations of the Company under this Agreement to purchase the Mortgage Loans and pay the Purchase Price on the Closing Date shall be subject to the satisfaction, on or before the Closing Date, or such other date specified herein, of the following conditions:

                  (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct in all material respects, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a material default under this Agreement.

                  (b) The Company or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Company and in form and substance satisfactory to the Company, the Underwriters and their respective counsel, duly executed by all signatories other than the Company as required pursuant to the respective terms thereof:

                                            (i) with respect to each Mortgage
                           Loan, the related Mortgage File and Servicing File, which Mortgage Files shall be delivered to and held by the Trustee and the Master Servicer, respectively, on behalf of the Company , provided, however, that as provided in this Agreement and in
                           Section 2.01 of the Pooling and Servicing Agreement, the Mortgage Loan Seller may deliver certain Mortgage File documents (not including the Mortgage Notes and the related endorsements, allonges and lost note indemnities) after the Closing Date;

                                            (ii) the final Mortgage Loan
                           Schedule;

                                            (iii) an officer's certificate from
                           the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B;

                                            (iv) an opinion of Mortgage Loan
                           Seller's counsel, subject to its customary exceptions and carve-outs for opinions of this type, in form and substance reasonably acceptable to the Company and its counsel and the Rating Agencies, which states in substance the opinions set forth on Exhibit C hereto; and

                                            (v) such other documents,
                           certificates and opinions as the Company may reasonably request to effectuate the transactions contemplated by this Agreement.

                  (c) The Mortgage Loan Seller hereby agrees to furnish such other information, documents, certificates, letters or opinions with respect to the Mortgage Loans or itself as may be reasonably requested by the Company in order for the Company to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement, the Certificate Purchase Agreement, the Pooling and Servicing Agreement or this Agreement.

                  6.       Indemnification and Contribution.

                  (a) The Mortgage Loan Seller shall indemnify and hold harmless the Company, the Underwriters, their respective officers and directors, and each person, if any, who controls the Company or the Underwriters within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact relating to the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties or the Mortgage Loan Seller contained in (A) the Preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum (insofar as the following are incorporated as part of the Memorandum) under the headings "SUMMARY OF PROSPECTUS SUPPLEMENT -- The Mortgage Loan Seller," "--The Mortgage Loans--Security for the Mortgage Loans," "--Property Types," "--Geographic Concentrations," "--Prepayment Provisions," "--Borrower Concentration," "RISK FACTORS -- Certain Risk Factors Associated with the Mortgage Loans" or "DESCRIPTION OF THE MORTGAGE POOL," the geographic distribution map set forth on the inside cover page of either the Preliminary Prospectus Supplement or the Prospectus Supplement, Annex A or Annex D to the Preliminary Prospectus Supplement, Annex A or Annex D to the Prospectus Supplement, the Diskette (as defined herein) or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials, ABS Term Sheets or Collateral Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials, ABS Term Sheets or Collateral Term Sheets forwarded to prospective investors in the Non-Registered Certificates or (C) the Master Tape (as defined herein) (it being herein acknowledged that the Master Tape was used to prepare the Preliminary Prospectus Supplement, including, without limitation, Annex A and Annex D thereto, the Prospectus Supplement, including, without limitation, Annex A and Annex D thereto, the Memorandum, the Diskette, the Computational Materials, ABS Term Sheets and Collateral Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials, ABS Term Sheets and Collateral Term Sheets forwarded to prospective investors in the Non-Registered Certificates), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

but, in the case of any Computational Materials, ABS Term Sheets and Collateral Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials, ABS Term Sheets and Collateral Term Sheets forwarded to prospective investors in the Non-Registered Certificates, only if and to the extent that any such untrue statement or alleged untrue statement or omission or alleged omission (I) arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties contained in the Master Tape, (II) is contained in the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties or the Mortgage Loan Seller set forth in the Preliminary Prospectus Supplement, the Prospectus Supplement or the Memorandum (insofar as the following are incorporated as part of the Memorandum) under the headings "SUMMARY OF PROSPECTUS SUPPLEMENT -- The Mortgage Loan Seller," "--The Mortgage Loans--Security for the Mortgage Loans," "--Property Types," "--Geographic Concentrations," "--Prepayment Provisions," "--Borrower Concentration," "RISK FACTORS -- Certain Risk Factors Associated with the Mortgage Loans" or "DESCRIPTION OF THE MORTGAGE POOL," [the geographic distribution map set forth on the inside cover page of either the Preliminary Prospectus Supplement or the Prospectus Supplement], or Annex A or Annex D to the Prospectus Supplement; provided that the foregoing were provided to the Mortgage Loan Seller for its review, or (III) arises out of or is based upon a breach of any of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section 2; provided that the indemnification provided by this Section 6 shall not apply to the extent that such untrue statement or omission was made as a result of an error in (x) the manipulation of, or (y) any calculations based upon, or (z) any aggregation (other than an aggregation made in the Master Tape by the Mortgage Loan Seller) of, the information regarding the Mortgage Loans, the related Mortgagor, the related Mortgaged Properties or the Mortgage Loan Seller set forth in the Master Tape or in Annex A or Annex D to the Preliminary Prospectus Supplement or in Annex A or Annex D to the Prospectus Supplement, including without limitation, the aggregation of such information with comparable information relating to the Other Mortgage Loans conveyed by the Other Mortgage Loan Sellers; provided further that the Mortgage Loan Seller's agreement to indemnify and reimburse the Underwriters, their respective officers and directors, or any person controlling the Underwriters under this Section 6 shall not apply to any loss, claim, damage, liability or expense arising out of or relating to claims asserted by any person who purchased any Registered Certificates pursuant to the Preliminary Prospectus Supplement that are the subject of such claims if such person did not receive a copy of the Prospectus Supplement upon or before settlement of the sale of such Registered Certificates to such Person, in any case where the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact contained in such Preliminary Prospectus Supplement which was the basis of any such claim was corrected in the Prospectus Supplement. In addition, the Mortgage Loan Seller agrees to reimburse any indemnified party with respect to any and all expenses whatsoever, as incurred (including the fees and disbursements of such indemnified party's counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any government agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

                  For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 333-38073 filed by the Company on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated February 25, 1998, as supplemented by the prospectus supplement dated December 17, 1998 (the "Prospectus Supplement"), relating to the Registered Certificates, including all annexes thereto; the "Preliminary Prospectus Supplement" shall mean the Preliminary Prospectus Supplement dated December 7, 1998, relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated December 21, 1998, relating to the Non-Registered Certificates; "Registered Certificates" shall mean, collectively, the Certificates denominated as the Class A-1, Class A-2, Class A-3, Class IO, Class B, Class C, Class D and Class E Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 24, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" and "Collateral Term Sheets" shall have the meanings assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"); "Diskette" shall mean either the diskette attached to the Preliminary Prospectus Supplement (together with the Prospectus) or the diskette attached to each of the Prospectus Supplement (together with the Prospectus) and the Memorandum; and the "Master Tape" shall mean the compilation of information and data regarding the Mortgage Loans and the Other Mortgage Loans covered by the Independent Accountants' Reports on Applying Agreed-Upon Procedures dated December 17, 1998 and December 21, 1998 and rendered by PriceWaterhouseCoopers LLP (a "hard copy" of which Master Tape was initialed on behalf of the Mortgage Loan Seller and the Company).

                  (b) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 6, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Section 6. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate at its own expense therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert the legal defenses available to such indemnified party or parties and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel (which approval shall not be unreasonably withheld), the indemnifying party will not be liable to such indemnified party for legal or other expenses incurred by the indemnified party in connection with the defense thereof unless the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one counsel, in addition to its own counsel, (together with one local counsel, if applicable), for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). No indemnifying party shall, without the prior written consent of the related indemnified party, which consent shall not be unreasonably withheld or delayed, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 by such indemnified party (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. The indemnifying party shall not be liable under any settlement or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 by an indemnified party which is effected without the prior written consent of such indemnifying party, which consent will not be unreasonably withheld or delayed; provided, however, that if at any time an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for such settlement, compromise or consent to the entry of judgment effected without its written consent, if (A) such settlement, compromise or consent to the entry of judgment is entered into more than 60 days after the receipt by the indemnifying party of the aforesaid request, (B) the indemnifying party shall have received notice of the terms of such settlement, compromise or consent to the entry of judgment at least 45 days prior to such settlement, compromise, or consent to the entry of judgment being entered into and (C) the indemnifying shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement, compromise of consent to the entry of judgment.

                  (c) If the indemnification provided for in this Section 6 is due in accordance with its terms but is for any reason unavailable to, or insufficient to hold harmless, an indemnified party under this Section 6, then the Mortgage Loan Seller and such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses as incurred, referred to in subsection
(a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and such indemnified party on the other hand from the offering and sale of the Certificates or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Mortgage Loan Seller on the one hand and such indemnified party on the other in connection with the statement or omission that resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative benefits received by the Mortgage Loan Seller on the one hand and such indemnified party on the other hand in connection with the offering and sale of the Certificates shall be deemed to be in the same respective proportion as the total proceeds received or contemplated to be received by the Mortgage Loan Seller from the offering and sale of the Certificates, whether or not such offering and sale are consummated, bears to the proceeds retained or contemplated to be retained by such indemnified party with respect to the offering and sale of the Certificates. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Mortgage Loan Seller or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Mortgage Loan Seller and the Company agree that it would not be just and equitable if contribution pursuant to this subsection (c) were to be determined by per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the first sentence of this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending against litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened in writing, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. In the event that any expenses so paid by the Mortgage Loan Seller are subsequently determined not to be required to be borne by the Mortgage Loan Seller hereunder (whether in connection with indemnification pursuant to Section 6(a) or contribution pursuant to this subsection (c)), the indemnified party which received such payment shall promptly refund the amount so paid to the Mortgage Loan Seller. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation. For purposes of this subsection (c), each person, if any, who controls the Company within the meaning of Section 15 of 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company, and each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter.

                  (d) Each Underwriter is an intended third party beneficiary of this Section 6.

                  7. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, hand delivered, couriered or sent by facsimile transmission and confirmed at World Financial Center, New York, New York 10281, attention Michael M. McGovern, fax number: (212) 449-0265 or, if sent to the Mortgage Loan Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission and confirmed to it at 100 Church Street, 18th Floor, New York, New York 10080-6518, Attention: Robert J. Fitzpatrick, Fax Number: (212) 602-7552.

                  8. Trust as Beneficiary. The representations, warranties and agreements made by the Mortgage Loan Seller in Section 2 of this Agreement are also made for the benefit of, and may also be enforced by or on behalf of, the Trustee (for the benefit of the Certificateholders) as the assignee of the Company, and the Master Servicer or the Special Servicer, as provided in the Pooling and Servicing Agreement, as agent of the Trustee to the same extent that the Company has rights against the Mortgage Loan Seller under this Agreement in respect such representations, warranties and agreements.

                  9. Miscellaneous. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, and no other person will have any right or obligation hereunder, other than as provided herein.

                  10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Mortgage Loan Seller and the Company submitted pursuant hereto, shall remain operative and in full force and effect and shall survive the transfer and sale of the Mortgage Loans to the Company and by the Company to the Trustee notwithstanding any language to the contrary contained in any endorsement of any Mortgage Loan; provided that the representations, warranties and agreements (other than Section 6) shall terminate upon the termination of the Pooling and Servicing Agreement.

                  11. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

                  12. Further Assurances. The Mortgage Loan Seller and the Company agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                  13. Amendments. This Agreement supercedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may not be changed or waived in any manner which would have a material adverse effect on Certificateholders without the prior written consent of the Trustee.

                   14. Mortgage Loan Seller's Costs. Except as specifically provided in this Agreement, the Mortgage Loan Seller shall pay all costs and expenses incidental to the performance of its duties and obligations under this Agreement, including, without limitation, costs and expenses incurred by the Mortgage Loan Seller (including the fees and disbursements of the Mortgage Loan Seller's counsel) in reviewing, and providing opinions relating to, this Agreement, the Pooling and Servicing Agreement, the Prospectus Supplement, the Memorandum, the Preliminary Prospectus Supplement and the Preliminary Memorandum and the Mortgage Loan Seller's out-of-pocket expenses related to meetings with the Rating Agencies or other circumstances in which the Company or an Underwriter specifically requests the Mortgage Loan Seller's assistance. The Mortgage Loan Seller shall also pay all recording fees, filing fees, fees for title policy endorsements and continuations and other charges related to the transfer of the Mortgage Loans to the Trustee as the transferee of the Company.

                   15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall, for all purposes, be deemed to be an original and all of which shall together constitute but one and the same agreement.

                            [Signature page follows]

                  IN WITNESS WHEREOF, the Company and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                       MERRILL LYNCH MORTGAGE CAPITAL, INC.


                                       By: /s/ Robert J. Fitzpatrick
                                          ------------------------------------
                                           Name:  Robert J. Fitzpatrick
                                           Title: Authorized Signatory


                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                       By: /s/ Michael M. McGovern
                                          ------------------------------------
                                           Name:  Michael M. McGovern
                                           Title: Authorized Signatory

                                   EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


  CONTROL
    NO.              PROPERTY NAME            PROPERTY TYPE
---------- --------------------------------- ---------------
MLMI-001   1 Beach                           Office
MLMI-003   1700 Broadway                     Office
MLMI-004   2 Northpoint                      Office
MLMI-005   3737 Hillcroft Apartments         Multifamily
MLMI-007   6900 Lindbergh Blvd               Industrial
MLMI-010   Bassett Furniture                 Retail
MLMI-011   Bentworth Apartments              Multifamily
MLMI-012   Beverly-Brighton Shops            Retail
MLMI-019   Corr-Pro (Mystic) Warehouse       Industrial
MLMI-021   Crown Gardens Apartments          Multifamily
MLMI-022   Deane Hill Apartments             Multifamily
MLMI-023   Deerfield Apartments              Multifamily
MLMI-024   East 61st Street Brownstone       Multifamily
MLMI-028   Gazebo Inn                        Hospitality
MLMI-030   Heritage Apartments               Multifamily
MLMI-031   Holcomb Woods Shopping Center     Retail
MLMI-032   Kingsley Plaza Apartments         Multifamily
MLMI-033   MeadowCrest Apartments            Multifamily
MLMI-035   O'Neill Industrial Center         Industrial
MLMI-038   Pippin-Good Samaritan Center      Mixed Use
MLMI-041   Ramada Inn Airport                Hospitality
MLMI-042   Reeve - Wildcreek Apartments      Multifamily
MLMI-045   Sommerset Apartments              Multifamily
MLMI-048   The Ansonia Commercial            Retail
MLMI-050   The Shelton                       Multifamily
MLMI-051   The Wic Building                  Industrial
MLMI-052   Tiffany Apartments                Multifamily
MLMI-053   Village at Brookside Apartments   Multifamily
MLMI-056   Willowbrook Apartments            Multifamily
MLMI-060   Woodhollow Apartments             Multifamily
MLMI-062   Cerritos Village                  Retail
MLMI-064   Mercer Mall                       Retail
MLMI-067   Phelan Village Shopping Center    Retail
MLMI-069   Argonne Avenue Apts               Multifamily
MLMI-070   Sundown Apartments                Multifamily
MLMI-071   Woodsdale Apartments              Multifamily
MLMI-072   11707 Otsego Street               Multifamily
MLMI-073   12460 Gladstone                   Industrial
MLMI-074   2019 North Main Street            Multifamily


  CONTROL
    NO.                            ADDRESS                              CITY       STATE   ZIP CODE
---------- ------------------------------------------------------ --------------- ------- ---------
MLMI-001   1 Beach Street                                         San Francisco   CA      94133
MLMI-003   1700 Broadway                                          New York        NY      10019
MLMI-004   2 Northpoint Street                                    San Francisco   CA      94133
MLMI-005   3737 Hillcroft                                         Houston         TX      77057
MLMI-007   6900 Lindbergh Blvd and 3125 South 70th Street         Philadelphia    PA      19142
MLMI-010   1915 S. Stemmons Freeway                               Lewisville      TX      75067
MLMI-011   11655 Briar Forest Drive                               Houston         TX      77077
MLMI-012   362-370 N. Beverly Drive                               Beverly Hills   CA      90210
MLMI-019   301 SW 27th Street                                     Renton          WA      98055
MLMI-021   7001 Hillcroft                                         Houston         TX      77057
MLMI-022   7700 Gleason Drive                                     Knoxville       TN      37830
MLMI-023   640 Windsor Avenue                                     Windsor         CT      06095
MLMI-024   156 East 61st Street                                   New York        NY      10021
MLMI-028   2424 West Highway 76                                   Branson         MO      65616
MLMI-030   2522-2532 Columbia Avenue                              Swissvale       PA      15218
MLMI-031   1570 Holcomb Bridge Road                               Roswell         GA      30076
MLMI-032   444 S. Kingsley Drive                                  Los Angeles     CA      90020
MLMI-033   9525 Lorene Lane                                       San Antonio     TX      78216
MLMI-035   1210 Stanbridge Street                                 Norristown      PA      19401
MLMI-038   2475 West Galbraith Road                               Cincinnati      OH      45239
MLMI-041   76 Industrial Highway                                  Essington       PA      19029
MLMI-042   1511 Faro Drive                                        Austin          TX      78741
MLMI-045   830 S. Rancho Santa Fe Rd.                             San Marcos      CA      92069
MLMI-048   2109 Broadway                                          New York        NY      10023
MLMI-050   5909 Luther Lane                                       Dallas          TX      75225
MLMI-051   4700 Wissahickson Ave                                  Philadelphia    PA      19129
MLMI-052   9600 McCombs Street                                    El Paso         TX      79924
MLMI-053   1404 East 41st Street                                  Tulsa           OK      74105
MLMI-056   14095 S. W. Walker Road                                Beaverton       OR      97005
MLMI-060   480 Highway 332                                        Lake Jackson    TX      77566
MLMI-062   19101-19151 Bloomfield Avenue & 12506-12544South St.   Cerritos        CA      90703
MLMI-064   3371 Brunswick Pike                                    Lawrence        NJ      08648
MLMI-067   4013-4083 Phelan Road                                  Phelan          CA      92371
MLMI-069   711 Argonne Avenue                                     Atlanta         GA      30308
MLMI-070   Cecil Lane                                             Montgomery      AL      36109
MLMI-071   100 Eastland Drive                                     Woodruff        SC      29388
MLMI-072   11707 Otsego Street                                    Los Angeles     CA      91607
MLMI-073   12460 Gladstone                                        Sylmar          CA      91342
MLMI-074   2019 North Main Street                                 Royal Oak       MI      48073

MORTGAGE LOAN SCHEDULE

  CONTROL
    NO.               PROPERTY NAME             PROPERTY TYPE
---------- ----------------------------------- ---------------
MLMI-075   8245 Florin Road                    Mixed Use
MLMI-076   Ashikita                            Retail
MLMI-077   Balboa Plaza                        Retail
MLMI-078   BHB Properties LLC                  Retail
MLMI-079   Cherry Hills Apartments             Multifamily
MLMI-080   Clifford Family Trust               Retail
MLMI-081   Gabela Partners                     Industrial
MLMI-082   Hotton                              Retail
MLMI-083   Marie Cook Trustee                  Industrial
MLMI-084   Parkside Plaza, LLC                 Mixed Use
MLMI-085   Patio World                         Retail
MLMI-086   Rainbow Center                      Retail
MLMI-087   Rita A. Quam Family Trust           Industrial
MLMI-088   Rivard                              Industrial
MLMI-089   Spring Valley Plaza                 Retail
MLMI-090   Stuart Sackley                      Retail
MLMI-100   Hastings Entertainment              Retail
MLMI-101   2333 Walton Boulevard               Industrial
MLMI-102   Embassy Suites - Oklahoma City      Hospitality
MLMI-104   BJ's Wholesale Club                 Retail
MLMI-105   Country Club Care Center            Healthcare
MLMI-106   Crown Care Center                   Healthcare
MLMI-107   1401 Morehead St. - Coca Cola       Office
MLMI-108   Beacon Square                       Office
MLMI-109   Quadrangle Square                   Retail
MLMI-110   Station Plaza Shopping Center       Retail
MLMI-111   Shenandoah Square Shopping Center   Retail
MLMI-112   Holt and Eleanor Center             Retail
MLMI-114   Oak Lawn Promenade                  Retail
MLMI-115   Santa Monica Sav-On                 Retail
MLMI-116   Seneca Park Plaza Shopping Center   Retail
MLMI-117   Willowbrook Court Shopping Center   Retail
MLMI-118   Waterbury Crossing                  Retail
MLMI-119   The LeConte Building                Retail
MLMI-120   Office Max                          Retail
MLMI-124   Fairfield Inn - Beaverton           Hospitality
MLMI-125   Courtyard by Marriott - Newburgh    Hospitality
MLMI-126   Albany Thruway Courtyard            Hospitality
MLMI-127   Fairfield Inn - Henrietta           Hospitality


  CONTROL
    NO.                      ADDRESS                         CITY        STATE   ZIP CODE
---------- ------------------------------------------ ----------------- ------- ---------
MLMI-075   8245 Florin Road                           Sacramento        CA      95828
MLMI-076   1331 7th Street                            Santa Monica      CA      90401
MLMI-077   16844 Sherman Way                          Van Nuys          CA      91406
MLMI-078   865 West Avenue I                          Lancaster         CA      93534
MLMI-079   1536 E 3rd Street                          Newberg           OR      97132
MLMI-080   501 E. Holt Ave                            Pomona            CA      91767
MLMI-081   26860 Jefferson Avenue                     Murrietta         CA      92590
MLMI-082   1528-1532 Locust Street                    Walnut Creek      CA      94596
MLMI-083   2398 Railroad Street                       Corona            CA      91720
MLMI-084   6683-6687 Bells Ferry Road                 Woodstock         GA      30189
MLMI-085   23855 Hawthorne Blvd                       Torrance          CA      90505
MLMI-086   2051 S. Rainbow Blvd.                      Las Vegas         NV      89102
MLMI-087   3065-3069 Sheridan Street                  Las Vegas         NV      89102
MLMI-088   3890 E. Craig Road                         Las Vegas         NV      89030
MLMI-089   1551 E.Spring Valley Rd                    Richardson        TX      75080
MLMI-090   909 N. Aviation Blvd                       Manhattan Beach   CA      90266
MLMI-100   1630 Rio Rancho Blvd.                      Rio Rancho        NM      87124
MLMI-101   2333 Walton Boulevard                      Auburn Hills      MI      48326
MLMI-102   1815 S. Meridian Avenue                    Oklahoma City     OK      73108
MLMI-104   2044 Red Lion Road                         Philadelphia      PA      19115
MLMI-105   503 Regent Drive                           Warrensburg       MO      64093
MLMI-106   3001 East Elm Street                       Harrisonville     MO      64701
MLMI-107   1401 W. Morehead St                        Charlotte         NC      28208
MLMI-108   140-169 West 6th Street                    San Pedro         CA      90731
MLMI-109   630 Skylark Road                           Charleston        SC      29202
MLMI-110   13408 - 13450 Jefferson Davis Highway an   Woodbridge        VA      22191
MLMI-111   932-958 Edwards Ferry Road                 Leesburg          VA      20176
MLMI-112   416 East Holt Avenue                       Pomona            CA      91767
MLMI-114   6310-6356 West 95th Street                 Oak Lawn          IL      60453
MLMI-115   8491 West Santa Monica Boulevard           West Hollywood    CA      90036
MLMI-116   13501-13541 Clopper Road                   Germantown        MD      20874
MLMI-117   17776 Tomball Parkway                      Houston           TX      77064
MLMI-118   425 Bank Street                            Waterbury         CT      06708
MLMI-119   10966 Le Conte Ave                         Los Angeles       CA      90024
MLMI-120   5895 Katella Ave.                          Cypress           CA      90630
MLMI-124   15583 N.W. Gateway Court                   Beaverton         OR      97005
MLMI-125   One Govenor Drive                          Newburgh          NY      12550
MLMI-126   1455 Washington Avenue                     Albany            NY      12206
MLMI-127   4695 West Henrietta Road                   Henrietta         NY      14467

MORTGAGE LOAN SCHEDULE

  CONTROL
    NO.                     PROPERTY NAME                  PROPERTY TYPE
---------- ---------------------------------------------- ---------------
MLMI-128   Quality Inn City Center                        Hospitality
MLMI-133   Sammamish Ridge                                Multifamily
MLMI-134   Kenmore Estates                                Multifamily
MLMI-135   Independence Green Apartments                  Multifamily
MLMI-139   Walkers Ridge                                  Multifamily
MLMI-140   Colonial House                                 Multifamily
MLMI-141   Chapelcroft                                    Multifamily
MLMI-142   Aspen Shadows                                  Multifamily
MLMI-143   Antelope Manor Apartments                      Multifamily
MLMI-144   AAAABCO Gibson Mini Storage                    Mini Storage
MLMI-146   49er Mini Storage                              Mini Storage
MLMI-152   Chateau Brickyard                              Healthcare
MLMI-153   Holiday on the Bay                             Multifamily
MLMI-160   PetsMart, Inc.                                 CTL
MLMI-162   Rite Aid                                       CTL
MLMI-161   Heilig Meyers                                  CTL
MLMI-163   Heilig Meyers                                  CTL
MLMI-164   Kings Court Shopping Center                    Retail
MLMI-091   11307 Morrison                                 Multifamily
MLMI-092   11660 Chenault Avenue                          Multifamily
MLMI-093   1346 Pine Street                               Multifamily
MLMI-094   1850 Williams Street                           Multifamily
MLMI-095   2790 Pine Street                               Multifamily
MLMI-096   Pine Valley Court (Colony Greene) Apartments   Multifamily
MLMI-097   Doheny Drive Apartments                        Multifamily
MLMI-098   Hacienda de Camarillo                          Multifamily
MLMI-099   Peachtree & Willow Lake Apartments             Multifamily
MLMI-008   Alexander House Apartments                     Multifamily
MLMI-020   Crosspointe Vista Apartments                   Multifamily
MLMI-034   Myrtle Cove Apartments                         Multifamily
MLMI-047   Tara Hall Apartments                           Multifamily
MLMI-049   The Atrium Cellini Apartments                  Multifamily
MLMI-055   Westcliff Apartments                           Multifamily
MLMI-057   Wilshire Village Shopping Center               Retail
MLMI-058   Windsor Court Apartments                       Multifamily
MLMI-002   124 West 34th Street                           Retail
MLMI-006   502 West Office Center                         Office
MLMI-009   Arlington Park I                               Multifamily
MLMI-013   Bishops Landing Apartments                     Multifamily


  CONTROL
    NO.                     ADDRESS                         CITY         STATE   ZIP CODE
---------- ----------------------------------------- ------------------ ------- ---------
MLMI-128   154 West 600 South                        Salt Lake City     UT      84101
MLMI-133   14820 Redmond Way                         Redmond            WA      98052
MLMI-134   18810 68th Avenue NE                      Bothell            WA      98011
MLMI-135   36700 Grand River Avenue                  Farmington Hills   MI      48335
MLMI-139   Nifong Blvd. Old Mill Creek Road          Columbia           MO      65205
MLMI-140   818 2nd Street, PL NE                     Hickory            NC      28601
MLMI-141   9629 Buselton Avenue                      Philadelphia       PA      19115
MLMI-142   4025 Lake Mary Road                       Flagstaff          AZ      86001
MLMI-143   7764 Poplar Avenue                        Citrus Heights     CA      95610
MLMI-144   975 Suffelbeam                            Henderson          NV      89014
MLMI-146   527 Truck Street                          Placerville        CA      95667
MLMI-152   3080 South 1300 East                      Salt Lake City     UT      84106
MLMI-153   Kettle Creek Road                         Toms River         NJ      08753
MLMI-160   8210 Plaza Drive                          West Madison       WI      53719
MLMI-162   1109 Benns Church Blvd.                   Smithfield         VA      23430
MLMI-161   1406 E. 53rd Street                       Anderson           IN      46013
MLMI-163   3521 Park Plaza Road                      Paducah            KY      42001
MLMI-164   9530 Philadelphia Road                    Rossville          MD      21237
MLMI-091   11307 Morrison Street                     North Hollywood    CA      91601
MLMI-092   11660 Chenault Avenue                     Los Angeles        CA      90049
MLMI-093   1346 Pine Street                          San Francisco      CA      94109
MLMI-094   1850 Williams Street                      Simi Valley        CA      93065
MLMI-095   2790 Pine Street                          San Francisco      CA      94109
MLMI-096   116 Blackwood Clementon Rd                Clementon          NJ      08021
MLMI-097   215-217 South Doheny Drive                Beverly Hills      CA      90211
MLMI-098   831 Paseo Camarillo                       Camarillo          CA      93010
MLMI-099   211 College Street & 106 Briarhill Road   Florence           MS      39073
MLMI-008   6060 Gulfton                              Houston            TX      77081
MLMI-020   620 Comstock Street                       Seattle            WA      98109
MLMI-034   9760 & 9860 Scyene Road                   Dallas             TX      75227
MLMI-047   1601-1717 College Street                  Houston            TX      77057
MLMI-049   6303 Gulfton Drive                        Houston            TX      77081
MLMI-055   1404 Moore Avenue                         Portland           TX      78374
MLMI-057   6102 E. Mockingbird Lane                  Dallas             TX      75214
MLMI-058   219 S. 156th Street                       Burien             WA      98148
MLMI-002   124 West 34th Street                      New York           NY      10001
MLMI-006   502 West Office Center                    Fort Washington    PA      19034
MLMI-009   3121 East Park Row Drive                  Arlington          TX      76010
MLMI-013   333 East Brooks Street                    Norman             OK      73069

MORTGAGE LOAN SCHEDULE

  CONTROL
    NO.              PROPERTY NAME             PROPERTY TYPE               ADDRESS                 CITY       STATE   ZIP CODE
---------- -------------------------------- ------------------ ------------------------------ -------------- ------- ---------
MLMI-014   Cedar Village Mobile Home Park   Mobile Home Park   County Routes 224 & 214        Lincoln        DE      19960
MLMI-015   Charleston Apartments            Multifamily        2073 West Lindsay Street       Norman         OK      73069
MLMI-016   Childs Instant Homes             Mobile Home Park   861 East Butler Ave            Doylestown     PA      18901
MLMI-017   City Villas                      Multifamily        837 16th Street                San Diego      CA      92101
MLMI-018   Clarendon Apartments             Multifamily        1214 Crown Point               Norman         OK      73069
MLMI-025   Eastgate Apartments              Multifamily        847 Dryden Road                Dryden         NY      14850
MLMI-026   Federal Express Building         Industrial         528 West 34th Street           New York       NY      10001
MLMI-027   Foxmoor Apartments               Multifamily        10843 N. Central Expwy.        Dallas         TX      75231
MLMI-029   Hartford Apartments              Multifamily        4301 Hartford Drive            Dallas         TX      75219
MLMI-036   Pep Boys Plaza                   Retail             511-581 N. Main Steet          Corona         CA      91720
MLMI-037   Peppertree Apartments            Multifamily        1850 Pepper Valley Lane        El Cajon       CA      92021
MLMI-039   Pond Plaza                       Retail             1160 Post Road                 Warwick        RI      02888
MLMI-040   Quarters Apartments              Multifamily        6415 Melody Lane               Dallas         TX      75231
MLMI-043   Republic Beverage Building       Industrial         1010 Isuzu Parkway             Grand Prarie   TX      75050
MLMI-044   Royal Knight Apartments          Multifamily        2610 Knight Street             Dallas         TX      75219
MLMI-046   Super 8 Rockwall                 Hospitality        1130 E 1-30                    Rockwall       TX      75087
MLMI-054   Village Square Apartments        Multifamily        2612 Throckmorton Drive        Dallas         TX      75219
MLMI-059   Wong Family Trust Apartments     Multifamily        1102-1106 W. St. Georges Ave   Linden         NJ      07036
MLMI-061   332 East 95th Street             Multifamily        332 East 95th Street           New York       NY      10128
MLMI-065   Springfield Apartments           Multifamily        1000 E. Lindsey Street         Norman         OK      73071
MLMI-066   Orleans East Apartments          Multifamily        1541 East Larned Street        Detroit        MI      48207
MLMI-068   Redwood Village Apartments       Multifamily        253-349 Redwood Avenue         Paterson       NJ      07055

MORTGAGE LOAN SCHEDULE



                                                   CUT-OFF DATE     P&I PAYMENT
 CONTROL NO.            PROPERTY NAME                 BALANCE        (MONTHLY)
------------- --------------------------------- ------------------ -------------
MLMI-001      1 Beach                               10,480,964.30     66,367.14
MLMI-003      1700 Broadway                         59,845,380.00    395,528.60
MLMI-004      2 Northpoint                          10,480,964.30     66,367.14
MLMI-005      3737 Hillcroft Apartments              7,574,169.54     54,331.05
MLMI-007      6900 Lindbergh Blvd                    4,982,001.30     36,380.78
MLMI-010      Bassett Furniture                      2,391,059.53     17,118.19
MLMI-011      Bentworth Apartments                  17,878,406.55    128,070.05
MLMI-012      Beverly-Brighton Shops                 5,311,133.67     34,890.94
MLMI-019      Corr-Pro (Mystic) Warehouse            6,455,558.23     44,817.70
MLMI-021      Crown Gardens Apartments               1,860,739.63     14,276.03
MLMI-022      Deane Hill Apartments                  4,830,724.36     32,340.20
MLMI-023      Deerfield Apartments                   5,980,327.35     39,799.80
MLMI-024      East 61st Street Brownstone            1,680,709.04     12,473.26
MLMI-028      Gazebo Inn                             1,789,201.13     13,922.12
MLMI-030      Heritage Apartments                      830,420.89      6,506.56
MLMI-031      Holcomb Woods Shopping Center          8,157,431.60     59,458.64
MLMI-032      Kingsley Plaza Apartments              5,063,420.71     34,357.41
MLMI-033      MeadowCrest Apartments                 3,472,280.72     24,460.06
MLMI-035      O'Neill Industrial Center              2,895,584.91     19,891.81
MLMI-038      Pippin-Good Samaritan Center           1,428,497.67     10,336.25
MLMI-041      Ramada Inn Airport                    10,735,274.85     74,074.11
MLMI-042      Reeve - Wildcreek Apartments           4,860,271.99     34,440.63
MLMI-045      Sommerset Apartments                   6,369,214.37     43,065.71
MLMI-048      The Ansonia Commercial                28,781,905.22    190,817.69
MLMI-050      The Shelton                           13,509,336.59     90,031.84
MLMI-051      The Wic Building                      15,514,008.20    113,460.13
MLMI-052      Tiffany Apartments                     2,535,860.92     17,143.40
MLMI-053      Village at Brookside Apartments        1,485,634.68     10,857.04
MLMI-056      Willowbrook Apartments                 2,889,196.94     20,684.48
MLMI-060      Woodhollow Apartments                  2,512,045.07     17,385.23
MLMI-062      Cerritos Village                       5,617,946.38     41,038.00
MLMI-064      Mercer Mall                           23,979,568.42    165,431.58
MLMI-067      Phelan Village Shopping Center         3,621,867.09     24,762.08
MLMI-069      Argonne Avenue Apts                      269,387.86      1,992.25
MLMI-070      Sundown Apartments                       806,453.24      6,111.12
MLMI-071      Woodsdale Apartments                     821,461.94      6,293.11
MLMI-072      11707 Otsego Street                      477,427.74      3,563.99
MLMI-073      12460 Gladstone                        1,471,867.72     10,859.72
MLMI-074      2019 North Main Street                   702,479.74      5,050.71


                             REMAINING    REMAINING    MATURITY DATE   GROUND   BALLOON/HYPERAM/
 CONTROL NO.   GROSS RATE   TERM (MOS)   AMORT (MOS)      ARD DATE      LEASE     FULLY AMORT
------------- ------------ ------------ ------------- --------------- -------- -----------------
MLMI-001           6.500        130         358         10/01/2009       No          Balloon
MLMI-003           6.810        177         357         09/01/2013       Yes         Hyperam
MLMI-004           6.500        130         358         10/01/2009       Yes         Balloon
MLMI-005           7.544         70         346         10/01/2004       No          Balloon
MLMI-007           7.220        117         297         09/01/2008       No          Balloon
MLMI-010           7.000        117         297         09/01/2008       No          Hyperam
MLMI-011           7.538        107         347         11/01/2007       No          Balloon
MLMI-012           6.760        142         358         10/01/2010       No          Balloon
MLMI-019           7.250        111         351         03/01/2008       No          Hyperam
MLMI-021           7.647        107         287         11/01/2007       No          Balloon
MLMI-022           6.920        115         355         07/01/2008       No          Balloon
MLMI-023           6.870        116         356         08/01/2008       No          Balloon
MLMI-024           8.000        104         344         08/01/2007       No          Balloon
MLMI-028           7.375        116         260         08/01/2008       No          Balloon
MLMI-030           8.580        102         342         06/01/2007       No          Balloon
MLMI-031           7.320        238         298         10/01/2018       No          Balloon
MLMI-032           7.020        111         351         03/01/2008       No          Balloon
MLMI-033           7.390        170         350         02/01/2013       No          Balloon
MLMI-035           7.200        118         358         10/01/2008       No          Balloon
MLMI-038           7.770        109         349         01/01/2008       No          Balloon
MLMI-041           6.625        119         299         11/01/2008       No          Balloon
MLMI-042           7.125        112         316         04/01/2008       No          Balloon
MLMI-045           7.010        174         354         06/01/2013       No          Balloon
MLMI-048           6.790         75         351         03/01/2005       No          Hyperam
MLMI-050           6.850        112         352         04/01/2008       No          Balloon
MLMI-051           7.250        118         298         10/01/2008       No          Balloon
MLMI-052           7.000        113         353         05/01/2008       No          Balloon
MLMI-053           7.160         76         292         04/01/2005       No          Balloon
MLMI-056           7.000        297         297         09/01/2023       No        Fully Amort
MLMI-060           7.210        110         350         02/01/2008       No          Balloon
MLMI-062           7.250        119         299         11/01/2008       No          Balloon
MLMI-064           7.250        119         359         11/01/2008       Yes         Balloon
MLMI-067           7.160        119         359         11/01/2008       No          Balloon
MLMI-069           7.375        118         298         10/01/2008       No          Balloon
MLMI-070           7.625        176         296         08/01/2013       No          Balloon
MLMI-071           7.750        116         296         08/01/2008       No          Balloon
MLMI-072           8.125        112         352         04/01/2008       No          Balloon
MLMI-073           8.000         52         352         04/01/2003       No          Balloon
MLMI-074           7.750        115         355         07/01/2008       No          Balloon

MORTGAGE LOAN SCHEDULE

                                                    CUT-OFF DATE    P&I PAYMENT
 CONTROL NO.             PROPERTY NAME                 BALANCE       (MONTHLY)
------------- ----------------------------------- ---------------- -------------
MLMI-075      8245 Florin Road                         238,421.39      1,803.04
MLMI-076      Ashikita                                 573,045.02      4,219.15
MLMI-077      Balboa Plaza                             622,567.27      4,695.42
MLMI-078      BHB Properties LLC                       732,139.11      5,521.81
MLMI-079      Cherry Hills Apartments                  593,125.00      4,522.43
MLMI-080      Clifford Family Trust                    775,193.60      6,149.91
MLMI-081      Gabela Partners                        1,255,095.62      9,465.96
MLMI-082      Hotton                                   772,430.68      5,754.35
MLMI-083      Marie Cook Trustee                       894,454.14      7,096.05
MLMI-084      Parkside Plaza, LLC                      560,569.49      4,709.44
MLMI-085      Patio World                              695,765.53      5,197.48
MLMI-086      Rainbow Center                         1,474,920.68     12,898.92
MLMI-087      Rita A. Quam Family Trust                736,289.13      5,896.48
MLMI-088      Rivard                                   535,602.43      4,589.94
MLMI-089      Spring Valley Plaza                      906,991.66      6,766.01
MLMI-090      Stuart Sackley                           376,808.77      2,873.07
MLMI-100      Hastings Entertainment                 1,348,157.32      9,323.93
MLMI-101      2333 Walton Boulevard                  4,659,887.00     36,276.46
MLMI-102      Embassy Suites - Oklahoma City        17,214,166.00    127,475.98
MLMI-104      BJ's Wholesale Club                    7,189,570.00     47,901.78
MLMI-105      Country Club Care Center               3,854,142.75     30,744.57
MLMI-106      Crown Care Center                      4,102,797.50     32,728.09
MLMI-107      1401 Morehead St. - Coca Cola          2,295,108.00     16,810.23
MLMI-108      Beacon Square                          1,915,086.75     13,760.75
MLMI-109      Quadrangle Square                      4,848,613.50     31,926.74
MLMI-110      Station Plaza Shopping Center          9,186,673.00     61,207.83
MLMI-111      Shenandoah Square Shopping Center      2,264,133.25     16,217.81
MLMI-112      Holt and Eleanor Center                  423,509.72      4,668.90
MLMI-114      Oak Lawn Promenade                     2,786,199.25     19,032.72
MLMI-115      Santa Monica Sav-On                    4,831,808.50     35,348.51
MLMI-116      Seneca Park Plaza Shopping Center      2,341,734.25     16,639.31
MLMI-117      Willowbrook Court Shopping Center      7,988,270.00     52,955.83
MLMI-118      Waterbury Crossing                     6,277,956.00     44,728.24
MLMI-119      The LeConte Building                   1,469,972.88     10,613.93
MLMI-120      Office Max                             3,010,956.25     20,695.58
MLMI-124      Fairfield Inn - Beaverton              4,894,634.50     37,011.11
MLMI-125      Courtyard by Marriott - Newburgh       4,619,728.00     34,178.34
MLMI-126      Albany Thruway Courtyard               4,519,842.00     33,439.35
MLMI-127      Fairfield Inn - Henrietta              2,846,751.25     21,061.25


                             REMAINING    REMAINING    MATURITY DATE   GROUND   BALLOON/HYPERAM/
 CONTROL NO.   GROSS RATE   TERM (MOS)   AMORT (MOS)      ARD DATE      LEASE     FULLY AMORT
------------- ------------ ------------ ------------- --------------- -------- -----------------
MLMI-075           8.250        110         350         02/01/2008       No         Balloon
MLMI-076           8.000        115         355         07/01/2008       No         Balloon
MLMI-077           8.250        114         354         06/01/2008       No         Balloon
MLMI-078           8.250        114         354         06/01/2008       No         Balloon
MLMI-079           8.375        115         355         07/01/2008       No         Balloon
MLMI-080           8.250        114         294         06/01/2008       No         Balloon
MLMI-081           8.250        114         354         06/01/2008       No         Balloon
MLMI-082           8.125        115         355         07/01/2008       No         Balloon
MLMI-083           8.250        114         294         06/01/2008       No         Balloon
MLMI-084           7.875        117         237         09/01/2008       No         Balloon
MLMI-085           8.125        111         351         03/01/2008       No         Balloon
MLMI-086           8.375        110         230         02/01/2008       No         Balloon
MLMI-087           8.375        115         295         07/01/2008       No         Balloon
MLMI-088           9.625        104         344         08/01/2007       No         Balloon
MLMI-089           8.125         53         353         05/01/2003       No         Balloon
MLMI-090           8.375        115         355         07/01/2008       No         Balloon
MLMI-100           6.650        119         299         11/01/2008       No         Balloon
MLMI-101           7.510        177         261         09/01/2013       No         Balloon
MLMI-102           7.500        118         298         10/01/2008       No         Balloon
MLMI-104           7.000        178         358         10/01/2013       No         Balloon
MLMI-105           7.300        237         237         09/01/2018       No       Fully Amort
MLMI-106           7.300        237         237         09/01/2018       No       Fully Amort
MLMI-107           7.375        118         298         10/01/2008       No         Balloon
MLMI-108           7.500        117         327         09/01/2008       No         Balloon
MLMI-109           6.875        117         357         09/01/2008       No         Balloon
MLMI-110           7.000        118         358         10/01/2008       No         Balloon
MLMI-111           7.110        117         297         09/01/2008       No         Balloon
MLMI-112           6.950        129         129         09/01/2009       No       Fully Amort
MLMI-114           7.250        118         358         10/01/2008       No         Balloon
MLMI-115           7.175        285         285         09/01/2022       No       Fully Amort
MLMI-116           7.020        117         297         09/01/2008       No         Balloon
MLMI-117           6.950        118         358         10/01/2008       No         Balloon
MLMI-118           7.050        117         297         09/01/2008       No         Balloon
MLMI-119           7.200        117         297         09/01/2008       No         Balloon
MLMI-120           7.313        176         358         08/01/2013       No         Balloon
MLMI-124           7.750        119         299         11/01/2008       No         Balloon
MLMI-125           7.500        119         299         11/01/2008       Yes        Balloon
MLMI-126           7.500        119         299         11/01/2008       Yes        Balloon
MLMI-127           7.500        119         299         11/01/2008       Yes        Balloon

MORTGAGE LOAN SCHEDULE

                                                                CUT-OFF DATE     P&I PAYMENT
 CONTROL NO.                   PROPERTY NAME                       BALANCE        (MONTHLY)
------------- ---------------------------------------------- ------------------ -------------
MLMI-128      Quality Inn City Center                            13,683,354.00     97,704.46
MLMI-133      Sammamish Ridge                                     5,000,000.00     28,708.33
MLMI-134      Kenmore Estates                                     6,765,511.00     45,149.27
MLMI-135      Independence Green Apartments                      34,890,416.00    225,847.29
MLMI-139      Walkers Ridge                                       1,988,790.63     15,493.98
MLMI-140      Colonial House                                      2,092,587.75     14,842.36
MLMI-141      Chapelcroft                                         2,221,969.00     15,178.42
MLMI-142      Aspen Shadows                                       3,991,292.75     27,151.53
MLMI-143      Antelope Manor Apartments                           1,825,736.38     12,052.38
MLMI-144      AAAABCO Gibson Mini Storage                         3,587,622.00     25,789.57
MLMI-146      49er Mini Storage                                   1,568,913.25     11,631.72
MLMI-152      Chateau Brickyard                                   6,295,085.50     42,977.11
MLMI-153      Holiday on the Bay                                 12,000,000.00     78,631.11
MLMI-160      PetsMart, Inc.                                      3,737,476.25     29,055.89
MLMI-162      Rite Aid                                            1,738,277.63     12,225.38
MLMI-161      Heilig Meyers                                       3,204,461.50     23,054.91
MLMI-163      Heilig Meyers                                       1,409,963.13     10,144.16
MLMI-164      Kings Court Shopping Center                         3,090,855.57     20,520.39
MLMI-091      11307 Morrison                                      1,116,673.03      8,052.47
MLMI-092      11660 Chenault Avenue                               2,042,949.14     13,364.47
MLMI-093      1346 Pine Street                                    1,196,502.71      7,983.63
MLMI-094      1850 Williams Street                                1,057,001.41      7,993.48
MLMI-095      2790 Pine Street                                    1,196,502.71      7,983.63
MLMI-096      Pine Valley Court (Colony Greene) Apartments        2,581,589.98     19,761.88
MLMI-097      Doheny Drive Apartments                             2,086,310.72     15,044.66
MLMI-098      Hacienda de Camarillo                               2,040,495.73     14,158.84
MLMI-099      Peachtree & Willow Lake Apartments                  1,640,704.15     11,963.64
MLMI-008      Alexander House Apartments                          2,776,993.52     19,540.37
MLMI-020      Crosspointe Vista Apartments                        3,567,479.57     24,515.13
MLMI-034      Myrtle Cove Apartments                              9,452,863.65     61,620.03
MLMI-047      Tara Hall Apartments                                2,252,315.35     15,751.09
MLMI-049      The Atrium Cellini Apartments                       2,702,444.67     18,303.34
MLMI-055      Westcliff Apartments                                1,431,187.06     10,151.77
MLMI-057      Wilshire Village Shopping Center                    2,589,399.25     18,584.42
MLMI-058      Windsor Court Apartments                            2,497,769.30     16,751.53
MLMI-002      124 West 34th Street                                2,192,712.38     16,779.60
MLMI-006      502 West Office Center                              4,839,003.98     35,786.77
MLMI-009      Arlington Park I                                    1,990,111.74     13,273.71
MLMI-013      Bishops Landing Apartments                          3,682,407.16     26,694.78


                             REMAINING    REMAINING    MATURITY DATE   GROUND   BALLOON/HYPERAM/
 CONTROL NO.   GROSS RATE   TERM (MOS)   AMORT (MOS)      ARD DATE      LEASE     FULLY AMORT
------------- ------------ ------------ ------------- --------------- -------- -----------------
MLMI-128           7.100        119         299         11/01/2008       No         Balloon
MLMI-133           6.890        116          IO         08/01/2008       No         Balloon
MLMI-134           6.980         77         353         05/01/2005       No         Balloon
MLMI-135           6.700        116         356         08/01/2008       No         Balloon
MLMI-139           6.990        237         237         09/01/2018       No       Fully Amort
MLMI-140           7.000        177         297         09/01/2013       No         Balloon
MLMI-141           7.250        178         358         10/01/2013       No         Balloon
MLMI-142           7.200        117         357         09/01/2008       No         Balloon
MLMI-143           6.900        117         357         09/01/2008       No         Balloon
MLMI-144           7.150        117         297         09/01/2008       No         Balloon
MLMI-146           7.500        117         297         09/01/2008       No         Balloon
MLMI-152           7.250        119         359         11/01/2008       No         Balloon
MLMI-153           6.850        180         360         12/01/2013       No         Hyperam
MLMI-160           8.580        114         354         06/01/2008       No         Balloon
MLMI-162           6.875        237         295         09/01/2018       No         Balloon
MLMI-161           7.420        152         318         08/01/2011       No         Balloon
MLMI-163           7.420        152         318         08/01/2011       No         Balloon
MLMI-164           6.950        116         356         08/01/2008       No         Balloon
MLMI-091           7.750        111         351         03/01/2008       No         Balloon
MLMI-092           6.800        116         356         08/01/2008       No         Balloon
MLMI-093           7.000        116         356         08/01/2008       No         Balloon
MLMI-094           8.250        110         350         02/01/2008       No         Balloon
MLMI-095           7.000        116         356         08/01/2008       No         Balloon
MLMI-096           8.375        109         349         01/01/2008       No         Balloon
MLMI-097           7.750        111         351         03/01/2008       No         Balloon
MLMI-098           7.375        114         354         06/01/2008       No         Balloon
MLMI-099           7.875        112         352         04/01/2008       No         Balloon
MLMI-008           7.050        112         316         04/01/2008       No         Balloon
MLMI-020           7.130         73         349         01/01/2005       No         Balloon
MLMI-034           6.730        112         352         04/01/2008       No         Balloon
MLMI-047           7.340        113         353         05/01/2008       No         Balloon
MLMI-049           7.010        112         352         04/01/2008       No         Balloon
MLMI-055           6.870        115         295         07/01/2008       No         Balloon
MLMI-057           7.000        115         295         07/01/2008       No         Balloon
MLMI-058           6.970        119         359         11/01/2008       No         Balloon
MLMI-002           7.750        117         297         09/01/2008       No         Balloon
MLMI-006           7.375        142         298         10/01/2010       No         Balloon
MLMI-009           6.875        114         354         06/01/2008       No         Balloon
MLMI-013           7.125        176         296         08/01/2013       No         Balloon

MORTGAGE LOAN SCHEDULE

                                                  CUT-OFF DATE    P&I PAYMENT
 CONTROL NO.            PROPERTY NAME               BALANCE        (MONTHLY)
------------- -------------------------------- ----------------- -------------
MLMI-014      Cedar Village Mobile Home Park       1,165,188.06      9,121.32
MLMI-015      Charleston Apartments                2,041,446.91     14,799.01
MLMI-016      Childs Instant Homes                 1,992,560.40     15,782.29
MLMI-017      City Villas                          2,495,307.01     15,409.43
MLMI-018      Clarendon Apartments                 2,929,752.96     21,238.59
MLMI-025      Eastgate Apartments                  1,648,535.15     11,089.85
MLMI-026      Federal Express Building             7,948,039.63     71,358.12
MLMI-027      Foxmoor Apartments                   5,607,995.75     44,777.19
MLMI-029      Hartford Apartments                  2,484,317.51     17,063.20
MLMI-036      Pep Boys Plaza                       2,391,400.98     17,510.00
MLMI-037      Peppertree Apartments                1,226,935.15      8,614.59
MLMI-039      Pond Plaza                           1,420,966.00     12,833.74
MLMI-040      Quarters Apartments                  3,329,450.94     23,807.00
MLMI-043      Republic Beverage Building          10,658,301.05     79,815.95
MLMI-044      Royal Knight Apartments              1,348,603.67      9,425.51
MLMI-046      Super 8 Rockwall                     1,193,655.84      9,926.98
MLMI-054      Village Square Apartments            1,689,182.79     11,521.17
MLMI-059      Wong Family Trust Apartments         1,992,972.85     14,756.12
MLMI-061      332 East 95th Street                 2,347,999.41     16,198.51
MLMI-065      Springfield Apartments               2,997,102.15     19,147.85
MLMI-066      Orleans East Apartments              2,297,914.66     15,262.42
MLMI-068      Redwood Village Apartments           6,191,945.76     44,220.91



                             REMAINING    REMAINING    MATURITY DATE   GROUND   BALLOON/HYPERAM/
 CONTROL NO.   GROSS RATE   TERM (MOS)   AMORT (MOS)      ARD DATE      LEASE     FULLY AMORT
------------- ------------ ------------ ------------- --------------- -------- -----------------
MLMI-014           8.000         80         296         08/01/2005       No         Balloon
MLMI-015           7.125        176         296         08/01/2013       No         Balloon
MLMI-016           7.125        238         238         10/01/2018       No       Fully Amort
MLMI-017           6.170        118         358         10/01/2008       No         Balloon
MLMI-018           7.125        176         296         08/01/2013       No         Balloon
MLMI-025           7.000        239         359         11/01/2018       No         Balloon
MLMI-026           6.780        178         178         10/01/2013       No       Fully Amort
MLMI-027           7.180        236         236         08/01/2018       No       Fully Amort
MLMI-029           7.150        112         352         04/01/2008       No         Balloon
MLMI-036           7.250         81         297         09/01/2005       Yes        Balloon
MLMI-037           6.800        118         298         10/01/2008       No         Balloon
MLMI-039           6.875        178         178         10/01/2013       No       Fully Amort
MLMI-040           7.000        118         298         10/01/2008       No         Balloon
MLMI-043           6.530        239         239         11/01/2018       No       Fully Amort
MLMI-044           6.750        118         298         10/01/2008       No         Balloon
MLMI-046           7.740        237         237         09/01/2018       No       Fully Amort
MLMI-054           7.080        112         352         04/01/2008       No         Balloon
MLMI-059           7.375        177         297         09/01/2013       No         Balloon
MLMI-061           7.250        119         359         11/01/2008       No         Balloon
MLMI-065           6.500        179         359         11/01/2013       No         Balloon
MLMI-066           6.875        119         359         11/01/2008       No         Balloon
MLMI-068           7.000        119         299         11/01/2008       No         Balloon

MORTGAGE LOAN SCHEDULE



                                                       SUB            MASTER
 CONTROL NO.            PROPERTY NAME            SERVICING FEES   SERVICING FEES
------------- --------------------------------- ---------------- ----------------
MLMI-001      1 Beach                                 0.0700           0.0350
MLMI-003      1700 Broadway                           0.0700           0.0350
MLMI-004      2 Northpoint                            0.0700           0.0350
MLMI-005      3737 Hillcroft Apartments               0.0700           0.0350
MLMI-007      6900 Lindbergh Blvd                     0.0700           0.0350
MLMI-010      Bassett Furniture                       0.0700           0.0350
MLMI-011      Bentworth Apartments                    0.0700           0.0350
MLMI-012      Beverly-Brighton Shops                  0.0700           0.0350
MLMI-019      Corr-Pro (Mystic) Warehouse             0.0700           0.0350
MLMI-021      Crown Gardens Apartments                0.0700           0.0350
MLMI-022      Deane Hill Apartments                   0.0700           0.0350
MLMI-023      Deerfield Apartments                    0.0700           0.0350
MLMI-024      East 61st Street Brownstone             0.0700           0.0350
MLMI-028      Gazebo Inn                              0.0700           0.0350
MLMI-030      Heritage Apartments                     0.0700           0.0350
MLMI-031      Holcomb Woods Shopping Center           0.0700           0.0350
MLMI-032      Kingsley Plaza Apartments               0.0700           0.0350
MLMI-033      MeadowCrest Apartments                  0.0700           0.0350
MLMI-035      O'Neill Industrial Center               0.0700           0.0350
MLMI-038      Pippin-Good Samaritan Center            0.0700           0.0350
MLMI-041      Ramada Inn Airport                      0.0700           0.0350
MLMI-042      Reeve - Wildcreek Apartments            0.0700           0.0350
MLMI-045      Sommerset Apartments                    0.0700           0.0350
MLMI-048      The Ansonia Commercial                  0.0700           0.0350
MLMI-050      The Shelton                             0.0700           0.0350
MLMI-051      The Wic Building                        0.0700           0.0350
MLMI-052      Tiffany Apartments                      0.0700           0.0350
MLMI-053      Village at Brookside Apartments         0.0700           0.0350
MLMI-056      Willowbrook Apartments                  0.0700           0.0350
MLMI-060      Woodhollow Apartments                   0.0700           0.0350
MLMI-062      Cerritos Village                        0.0700           0.0350
MLMI-064      Mercer Mall                             0.0700           0.0350
MLMI-067      Phelan Village Shopping Center          0.0700           0.0350
MLMI-069      Argonne Avenue Apts                     0.0700           0.0350
MLMI-070      Sundown Apartments                      0.0700           0.0350
MLMI-071      Woodsdale Apartments                    0.0700           0.0350
MLMI-072      11707 Otsego Street                     0.0700           0.0350
MLMI-073      12460 Gladstone                         0.0700           0.0350
MLMI-074      2019 North Main Street                  0.0700           0.0350


                 MORTGAGE                                             INTEREST
 CONTROL NO.   LOAN SELLER          SUBSERVICER         DEFEASANCE    ACCRUAL    CROSS DEFAULTED
------------- ------------- -------------------------- ------------ ----------- ----------------
MLMI-001          MLMI      GE Capital Loan Services         Y        30/360
MLMI-003          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-004          MLMI      GE Capital Loan Services         Y        30/360
MLMI-005          MLMI      GE Capital Loan Services                Actual/360
MLMI-007          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-010          MLMI      GE Capital Loan Services                Actual/360
MLMI-011          MLMI      GE Capital Loan Services                Actual/360
MLMI-012          MLMI      GE Capital Loan Services                Actual/360
MLMI-019          MLMI      GE Capital Loan Services                Actual/360
MLMI-021          MLMI      GE Capital Loan Services                Actual/360
MLMI-022          MLMI      GE Capital Loan Services                Actual/360
MLMI-023          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-024          MLMI      GE Capital Loan Services                  30/360
MLMI-028          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-030          MLMI      GE Capital Loan Services         Y        30/360
MLMI-031          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-032          MLMI      GE Capital Loan Services                Actual/360
MLMI-033          MLMI      GE Capital Loan Services                Actual/360
MLMI-035          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-038          MLMI      GE Capital Loan Services                  30/360
MLMI-041          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-042          MLMI      GE Capital Loan Services                Actual/360
MLMI-045          MLMI      GE Capital Loan Services                Actual/360
MLMI-048          MLMI      GE Capital Loan Services                Actual/360
MLMI-050          MLMI      GE Capital Loan Services                Actual/360
MLMI-051          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-052          MLMI      GE Capital Loan Services                Actual/360
MLMI-053          MLMI      GE Capital Loan Services                Actual/360
MLMI-056          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-060          MLMI      GE Capital Loan Services                Actual/360
MLMI-062          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-064          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-067          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-069          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-070          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-071          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-072          MLMI      GE Capital Loan Services                  30/360
MLMI-073          MLMI      GE Capital Loan Services                  30/360
MLMI-074          MLMI      GE Capital Loan Services                  30/360

MORTGAGE LOAN SCHEDULE

                                                         SUB            MASTER
 CONTROL NO.             PROPERTY NAME             SERVICING FEES   SERVICING FEES
------------- ----------------------------------- ---------------- ----------------
MLMI-075      8245 Florin Road                          0.0700           0.0350
MLMI-076      Ashikita                                  0.0700           0.0350
MLMI-077      Balboa Plaza                              0.0700           0.0350
MLMI-078      BHB Properties LLC                        0.0700           0.0350
MLMI-079      Cherry Hills Apartments                   0.0700           0.0350
MLMI-080      Clifford Family Trust                     0.0700           0.0350
MLMI-081      Gabela Partners                           0.0700           0.0350
MLMI-082      Hotton                                    0.0700           0.0350
MLMI-083      Marie Cook Trustee                        0.0700           0.0350
MLMI-084      Parkside Plaza, LLC                       0.0700           0.0350
MLMI-085      Patio World                               0.0700           0.0350
MLMI-086      Rainbow Center                            0.0700           0.0350
MLMI-087      Rita A. Quam Family Trust                 0.0700           0.0350
MLMI-088      Rivard                                    0.0700           0.0350
MLMI-089      Spring Valley Plaza                       0.0700           0.0350
MLMI-090      Stuart Sackley                            0.0700           0.0350
MLMI-100      Hastings Entertainment                    0.0700           0.0350
MLMI-101      2333 Walton Boulevard                     0.0700           0.0350
MLMI-102      Embassy Suites - Oklahoma City            0.0700           0.0350
MLMI-104      BJ's Wholesale Club                       0.0700           0.0350
MLMI-105      Country Club Care Center                  0.0700           0.0350
MLMI-106      Crown Care Center                         0.0700           0.0350
MLMI-107      1401 Morehead St. - Coca Cola             0.0700           0.0350
MLMI-108      Beacon Square                             0.0700           0.0350
MLMI-109      Quadrangle Square                         0.0700           0.0350
MLMI-110      Station Plaza Shopping Center             0.0700           0.0350
MLMI-111      Shenandoah Square Shopping Center         0.0700           0.0350
MLMI-112      Holt and Eleanor Center                   0.0700           0.0350
MLMI-114      Oak Lawn Promenade                        0.0700           0.0350
MLMI-115      Santa Monica Sav-On                       0.0700           0.0350
MLMI-116      Seneca Park Plaza Shopping Center         0.0700           0.0350
MLMI-117      Willowbrook Court Shopping Center         0.0700           0.0350
MLMI-118      Waterbury Crossing                        0.0700           0.0350
MLMI-119      The LeConte Building                      0.0700           0.0350
MLMI-120      Office Max                                0.0700           0.0350
MLMI-124      Fairfield Inn - Beaverton                 0.0700           0.0350
MLMI-125      Courtyard by Marriott - Newburgh          0.0700           0.0350
MLMI-126      Albany Thruway Courtyard                  0.0700           0.0350
MLMI-127      Fairfield Inn - Henrietta                 0.0700           0.0350


                 MORTGAGE                                             INTEREST
 CONTROL NO.   LOAN SELLER          SUBSERVICER         DEFEASANCE     ACCRUAL     CROSS DEFAULTED
------------- ------------- -------------------------- ------------ ------------ -------------------
MLMI-075          MLMI      GE Capital Loan Services                  30/360
MLMI-076          MLMI      GE Capital Loan Services                  30/360
MLMI-077          MLMI      GE Capital Loan Services                  30/360
MLMI-078          MLMI      GE Capital Loan Services                  30/360
MLMI-079          MLMI      GE Capital Loan Services                  30/360
MLMI-080          MLMI      GE Capital Loan Services                  30/360
MLMI-081          MLMI      GE Capital Loan Services                  30/360
MLMI-082          MLMI      GE Capital Loan Services                  30/360
MLMI-083          MLMI      GE Capital Loan Services                  30/360
MLMI-084          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-085          MLMI      GE Capital Loan Services                  30/360
MLMI-086          MLMI      GE Capital Loan Services                  30/360
MLMI-087          MLMI      GE Capital Loan Services                  30/360
MLMI-088          MLMI      GE Capital Loan Services                  30/360
MLMI-089          MLMI      GE Capital Loan Services                  30/360
MLMI-090          MLMI      GE Capital Loan Services                  30/360
MLMI-100          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-101          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-102          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-104          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-105          MLMI      GE Capital Loan Services         Y      Actual/360   MLMI-106
MLMI-106          MLMI      GE Capital Loan Services         Y      Actual/360   MLMI-105
MLMI-107          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-108          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-109          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-110          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-111          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-112          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-114          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-115          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-116          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-117          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-118          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-119          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-120          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-124          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-125          MLMI      GE Capital Loan Services         Y      Actual/360   MLMI-127; MLMI-126
MLMI-126          MLMI      GE Capital Loan Services         Y      Actual/360   MLMI-127; MLMI-125
MLMI-127          MLMI      GE Capital Loan Services         Y      Actual/360   MLMI-125; MLMI-126

MORTGAGE LOAN SCHEDULE

                                                                    SUB            MASTER
 CONTROL NO.                   PROPERTY NAME                  SERVICING FEES   SERVICING FEES
------------- ---------------------------------------------- ---------------- ----------------
MLMI-128      Quality Inn City Center                              0.0700           0.0350
MLMI-133      Sammamish Ridge                                      0.0700           0.0350
MLMI-134      Kenmore Estates                                      0.0700           0.0350
MLMI-135      Independence Green Apartments                        0.0700           0.0350
MLMI-139      Walkers Ridge                                        0.0700           0.0350
MLMI-140      Colonial House                                       0.0700           0.0350
MLMI-141      Chapelcroft                                          0.0700           0.0350
MLMI-142      Aspen Shadows                                        0.0700           0.0350
MLMI-143      Antelope Manor Apartments                            0.0700           0.0350
MLMI-144      AAAABCO Gibson Mini Storage                          0.0700           0.0350
MLMI-146      49er Mini Storage                                    0.0700           0.0350
MLMI-152      Chateau Brickyard                                    0.0700           0.0350
MLMI-153      Holiday on the Bay                                   0.0700           0.0350
MLMI-160      PetsMart, Inc.                                       0.0700           0.0350
MLMI-162      Rite Aid                                             0.0700           0.0350
MLMI-161      Heilig Meyers                                        0.0700           0.0350
MLMI-163      Heilig Meyers                                        0.0700           0.0350
MLMI-164      Kings Court Shopping Center                          0.0700           0.0350
MLMI-091      11307 Morrison                                       0.0700           0.0350
MLMI-092      11660 Chenault Avenue                                0.0700           0.0350
MLMI-093      1346 Pine Street                                     0.0700           0.0350
MLMI-094      1850 Williams Street                                 0.0700           0.0350
MLMI-095      2790 Pine Street                                     0.0700           0.0350
MLMI-096      Pine Valley Court (Colony Greene) Apartments         0.0700           0.0350
MLMI-097      Doheny Drive Apartments                              0.0700           0.0350
MLMI-098      Hacienda de Camarillo                                0.0700           0.0350
MLMI-099      Peachtree & Willow Lake Apartments                   0.0700           0.0350
MLMI-008      Alexander House Apartments                           0.0600           0.0350
MLMI-020      Crosspointe Vista Apartments                         0.0600           0.0350
MLMI-034      Myrtle Cove Apartments                               0.0600           0.0350
MLMI-047      Tara Hall Apartments                                 0.0600           0.0350
MLMI-049      The Atrium Cellini Apartments                        0.0600           0.0350
MLMI-055      Westcliff Apartments                                 0.0600           0.0350
MLMI-057      Wilshire Village Shopping Center                     0.0600           0.0350
MLMI-058      Windsor Court Apartments                             0.0600           0.0350
MLMI-002      124 West 34th Street                                 0.0900           0.0350
MLMI-006      502 West Office Center                               0.0900           0.0350
MLMI-009      Arlington Park I                                     0.0900           0.0350
MLMI-013      Bishops Landing Apartments                           0.0900           0.0350


                 MORTGAGE                                             INTEREST
 CONTROL NO.   LOAN SELLER          SUBSERVICER         DEFEASANCE    ACCRUAL    CROSS DEFAULTED
------------- ------------- -------------------------- ------------ ----------- ----------------
MLMI-128          MLMI      GE Capital Loan Services                Actual/360
MLMI-133          MLMI      GE Capital Loan Services         Y        30/360
MLMI-134          MLMI      GE Capital Loan Services                Actual/360
MLMI-135          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-139          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-140          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-141          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-142          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-143          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-144          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-146          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-152          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-153          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-160          MLMI      GE Capital Loan Services         Y        30/360
MLMI-162          MLMI      GE Capital Loan Services         Y        30/360
MLMI-161          MLMI      GE Capital Loan Services         Y        30/360
MLMI-163          MLMI      GE Capital Loan Services         Y        30/360
MLMI-164          MLMI      GE Capital Loan Services         Y      Actual/360
MLMI-091          MLMI      GE Capital Loan Services                  30/360
MLMI-092          MLMI      GE Capital Loan Services                  30/360
MLMI-093          MLMI      GE Capital Loan Services                Actual/360
MLMI-094          MLMI      GE Capital Loan Services                  30/360
MLMI-095          MLMI      GE Capital Loan Services                Actual/360
MLMI-096          MLMI      GE Capital Loan Services                  30/360
MLMI-097          MLMI      GE Capital Loan Services                  30/360
MLMI-098          MLMI      GE Capital Loan Services                  30/360
MLMI-099          MLMI      GE Capital Loan Services                  30/360
MLMI-008          MLMI      L.J. Melody & Co.                       Actual/360
MLMI-020          MLMI      L.J. Melody & Co.                       Actual/360
MLMI-034          MLMI      L.J. Melody & Co.                Y        30/360
MLMI-047          MLMI      L.J. Melody & Co.                       Actual/360
MLMI-049          MLMI      L.J. Melody & Co.                       Actual/360
MLMI-055          MLMI      L.J. Melody & Co.                       Actual/360
MLMI-057          MLMI      L.J. Melody & Co.                       Actual/360
MLMI-058          MLMI      L.J. Melody & Co.                Y      Actual/360
MLMI-002          MLMI      MLCC                                    Actual/360
MLMI-006          MLMI      MLCC                             Y      Actual/360
MLMI-009          MLMI      MLCC                             Y      Actual/360
MLMI-013          MLMI      MLCC                                    Actual/360

MORTGAGE LOAN SCHEDULE

                                                      SUB            MASTER
 CONTROL NO.            PROPERTY NAME           SERVICING FEES   SERVICING FEES
------------- -------------------------------- ---------------- ----------------
MLMI-014      Cedar Village Mobile Home Park         0.0900           0.0350
MLMI-015      Charleston Apartments                  0.0900           0.0350
MLMI-016      Childs Instant Homes                   0.0900           0.0350
MLMI-017      City Villas                            0.0900           0.0350
MLMI-018      Clarendon Apartments                   0.0900           0.0350
MLMI-025      Eastgate Apartments                    0.0900           0.0350
MLMI-026      Federal Express Building               0.0900           0.0350
MLMI-027      Foxmoor Apartments                     0.0900           0.0350
MLMI-029      Hartford Apartments                    0.0900           0.0350
MLMI-036      Pep Boys Plaza                         0.0900           0.0350
MLMI-037      Peppertree Apartments                  0.0900           0.0350
MLMI-039      Pond Plaza                             0.0900           0.0350
MLMI-040      Quarters Apartments                    0.0900           0.0350
MLMI-043      Republic Beverage Building             0.0900           0.0350
MLMI-044      Royal Knight Apartments                0.0900           0.0350
MLMI-046      Super 8 Rockwall                       0.0900           0.0350
MLMI-054      Village Square Apartments              0.0900           0.0350
MLMI-059      Wong Family Trust Apartments           0.0900           0.0350
MLMI-061      332 East 95th Street                   0.0900           0.0350
MLMI-065      Springfield Apartments                 0.0900           0.0350
MLMI-066      Orleans East Apartments                0.0900           0.0350
MLMI-068      Redwood Village Apartments             0.0900           0.0350



                 MORTGAGE                                INTEREST
 CONTROL NO.   LOAN SELLER   SUBSERVICER   DEFEASANCE    ACCRUAL    CROSS DEFAULTED
------------- ------------- ------------- ------------ ----------- ----------------
MLMI-014          MLMI      MLCC                       Actual/360
MLMI-015          MLMI      MLCC                       Actual/360
MLMI-016          MLMI      MLCC                       Actual/360
MLMI-017          MLMI      MLCC                Y      Actual/360
MLMI-018          MLMI      MLCC                       Actual/360
MLMI-025          MLMI      MLCC                Y      Actual/360
MLMI-026          MLMI      MLCC                Y      Actual/360
MLMI-027          MLMI      MLCC                Y      Actual/360
MLMI-029          MLMI      MLCC                Y      Actual/360
MLMI-036          MLMI      MLCC                       Actual/360
MLMI-037          MLMI      MLCC                       Actual/360
MLMI-039          MLMI      MLCC                       Actual/360
MLMI-040          MLMI      MLCC                Y      Actual/360
MLMI-043          MLMI      MLCC                Y        30/360
MLMI-044          MLMI      MLCC                Y      Actual/360
MLMI-046          MLMI      MLCC                Y      Actual/360
MLMI-054          MLMI      MLCC                Y      Actual/360
MLMI-059          MLMI      MLCC                       Actual/360
MLMI-061          MLMI      MLCC                Y      Actual/360
MLMI-065          MLMI      MLCC                       Actual/360
MLMI-066          MLMI      MLCC                Y      Actual/360
MLMI-068          MLMI      MLCC                Y      Actual/360

                                   EXHIBIT B

                      FORM OF CERTIFICATE OF AN OFFICER OF
                                    [SELLER]

                  I, ______________________, hereby certify that I am an
authorized signatory of [SELLER], a [STATE] corporation (the "Seller"), and that, based upon information provided to me by appropriate officers and other representatives of the Seller, certify further as follows, to the best of my knowledge:

                                    1. The representations and warranties of
                  the Seller in the Mortgage Loan Purchase Agreement, dated as of [DATE], 1998, between the Seller and Commercial Mortgage Acceptance Corp. (the "Company") (the "MLPA") are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date subject, with respect to the representations and warranties made under
                  Section 2(b) of the MLPA, to the exceptions to such representations and warranties set forth in the MLPA.

                                    2. The Seller has, in all material aspects,
                  complied with all the agreements and satisfied all the conditions on its part that are required under the MLPA to be performed or satisfied at or prior to the date hereof.

                  This Certificate is made to the Company and to the Trustee (for the benefit of the Certificateholders) as the transferee of the Company. Capitalized terms used herein, but not otherwise defined, shall have the meanings given such terms in the MLPA.

                  IN WITNESS WHEREOF, I have executed this Certificate as of [DATE], 1998.

                                                       [SELLER]


                                                       By:
                                                          --------------------
                                                          Name:
                                                          Title:


                  I, [___], a [___] of the Seller, hereby certify that [___] is an authorized signatory of the Seller and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have executed this Certificate as of [DATE], 1998.

                                                       By:
                                                          --------------------
                                                          Name:
                                                          Title:

                                   EXHIBIT C

                             FORM OF LEGAL OPINION

                  1. The Mortgage Loan Seller is a [STATE] corporation duly organized, validly existing and in good standing under the laws of the State of [STATE], with full corporate power and authority to own the Mortgage Loans, and enter into and perform its obligations under the Mortgage Loan Purchase Agreement.

                  2. The Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and constitutes the legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of the Mortgage Loan Purchase Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent rights to indemnity and contribution may be limited by applicable law [provided, however, that the foregoing exceptions may be stated in a form customarily given by the opinion giver for opinions of this type as long as such form is reasonably acceptable to the Company and the other parties to the Pooling and Servicing Agreement].

                  3. The execution and delivery of the Mortgage Loan Purchase Agreement by the Mortgage Loan Seller and the performance of its obligations under the Mortgage Loan Purchase Agreement does not conflict with or violate any provision of any federal or State of New York statutory law or regulation to which the Mortgage Loan Seller is subject, the conflict with which or the violation of which would have a material and adverse effect on the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents, or, to our knowledge, (i) any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or (ii) any order, judgment or decree of a federal or State of New York court, regulatory body, administrative agency or government body having jurisdiction over the Mortgage Loan Seller the conflict with which or the breach or default of which (in the case of either
(i) or (ii)) would have a material and adverse effect on the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

                  4. To our knowledge, there is no action, suit or proceeding pending or overtly threatened in writing, against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which (either by itself or in combination with any other such actions, suits or proceedings) would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions of the Mortgage Loan Seller contemplated by this Agreement.

                  No consent, approval, authorization or order of any federal or State of New York court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Mortgage Loan Purchase Agreement or the consummation of the transactions of the Mortgage Loan Seller contemplated by the Mortgage Loan Purchase Agreement, other than those which have been obtained by the Mortgage Loan Seller.

             MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 1998-C3


                                   SCHEDULE I

                  (i) Immediately prior to the sale, transfer and assignment of the Mortgage Loans to the Company, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and had full right and authority to sell, transfer and assign such Mortgage Loan;

                  (ii) The Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and none of the Mortgage Note, the Mortgage or any other related loan document prohibits or restricts such transfer;

                  (iii) Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan is, the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws affecting the enforcement of creditors' rights and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and any lost note affidavit included in the Mortgage File in lieu of a Mortgage Note does not impair the ability of the holder thereof to enforce the terms of such Mortgage Note;

                  (iv) Each related Assignment of Leases, or, if none, the assignment of leases and rents contained in the related Mortgage creates a valid, first priority assignment of, or a valid first priority security interest in, the related leases and rents, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and either each Mortgage Loan includes an Assignment of Leases or the related Mortgage contains an assignment of leases and rents;

                  (v) Each related assignment of Mortgage from the Mortgage Loan Seller to the assignee named therein is in recordable form and any related assignment of Assignment of Leases, if any, is in recordable form and any related assignment of any other agreement executed in connection with such Mortgage

  Loan, from the Mortgage Loan Seller to the assignee named therein is in recordable form (if the recording thereof is appropriate) and each constitutes the legal, valid, binding and enforceable assignment from the Mortgage Loan Seller to the assignee named therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (vi) Since origination, (a) neither such Mortgage Loan nor any related Mortgage Loan documents have been modified, altered, satisfied, canceled, subordinated or rescinded, and (b) no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner (in the case of either subclause (a) or subclause (b) of this clause (vi)) which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, with the exception of any modification, alteration, satisfaction, cancellation, subordination, recission or release evidenced by a written instrument which was entered into prior to the Cut-Off Date, has been recorded in the applicable public recording office if necessary to maintain the priority of the lien of the related Mortgage and related security agreements, if any, and is being delivered to the Company as part of the related Mortgage File; and none of the related Mortgages contain terms which provide for release of any portion of the Mortgaged Property from the lien of the Mortgage in any manner which materially and adversely affects the adequacy of the security provided by the Mortgaged Property;

                  (vii) (a) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to the matters described in clause (viii) below), and (b) such Mortgaged Property is free and clear of any liens or encumbrances (including any mechanics' and materialmen's liens) which are prior to or equal with the lien of the related Mortgage, except those which are described in a lender's title insurance policy (as described in clause (viii) below), subject, in the case of either subclause (a) or subclause (b) above, to any security interests in personal property which, individually or in the aggregate, do not materially interfere with the security intended to be provided for such Mortgage Loan;

                  (viii) The lien of each related Mortgage is a first priority lien in the outstanding principal amount of such Mortgage Loan (as set forth on the Mortgage Loan Schedule) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a pro forma or specimen policy, escrow letter or a marked up title insurance commitment on which the required premium has been paid and which evidences that such title insurance policy will be issued) in an amount equal to at least the outstanding principal amount of such Mortgage Loan from a title insurer which, to the Mortgage Loan Seller's knowledge, after due diligence customarily performed by commercial mortgage lenders, is qualified and licensed in the applicable jurisdiction, (except in Iowa) or its equivalent as adopted in the applicable jurisdiction, insuring the Mortgage Loan Seller, its successors and assigns, subject only to (a) the lien of real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due, or materially and adversely affects the value of the Mortgaged Property, (c) the exclusions and exceptions (general and specific) set forth in such policy,
  (A) none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the use or operation of the Mortgaged Property and (B) with respect to those Mortgage Loans, the Mortgage Files of which do not contain a survey on the Closing Date, none of which constitute exceptions or exclusions for the absence of a survey; the original holder of the Mortgage, and/or its successor or assigns, are the sole named insureds under such policy; such policy is assignable to the Company and the Trustee without the consent of or any notification to the insurer, and is now or, when issued, will be in full force and effect and will remain so upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy, and the Mortgage Loan Seller has not done anything, by act or omission, and the Mortgage Loan Seller has no knowledge of any matter, which would impair or diminish the coverage of such policy;

                  (ix) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Mortgage Loan Seller covenants that it will not make any future advances under the Mortgage Loan to the related Mortgagor;

                  (x) As of the date of its origination, there was no proceeding pending or to the Mortgage Loan Seller's knowledge, threatened, for the total or partial condemnation of any material portion of the Mortgaged Property, and, as of the Cut-Off Date the Mortgage Loan Seller has no knowledge and has received no notice of any proceeding pending, nor to the Mortgage Loan Seller's knowledge, is any proceeding threatened, for the total or partial condemnation of all or any material portion of such Mortgaged Property, and, to the Mortgage Loan Seller's knowledge, based upon a site inspection conducted in connection with origination of the Mortgage Loan and a review of the related engineering report, each related Mortgaged Property is free and clear of any material damage, except for which funds have been escrowed, that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan;

                  (xi) The related Mortgagor has represented to the Mortgagee or the Tenant under the related Credit Lease has covenanted that, as of the date of origination of such Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, based on customary due diligence performed by prudent commercial mortgage lenders, such Mortgagor and the lessee and/or operator of the related Mortgaged Property was in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business on the related Mortgaged Property and all such licenses, permits and authorizations were valid and in full force and effect;

                  (xii) Except with respect to the Mortgage Loans listed on
  Exhibit I-XII, the Mortgage Loan contains no equity participation by the lender and does not have a shared appreciation feature, other contingent or additional interest feature, a negative amortization feature, or any negative amortization which is continuing as of or arises after the Cut-Off Date;

                  (xiii) Each of the Mortgage Loan is a whole loan and no other party holds a participation interest in such Mortgage Loan;

                  (xiv) The Mortgage Rate (exclusive of any default interest, late charges, prepayment premiums or defeasance deposits) of each Mortgage Loan complied as of the date of origination with, or such Mortgage Loan is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to each Mortgage Loan have been complied with in all material respects as of the date of origination of such Mortgage Loan;

                  (xv) All taxes (including taxes payable in future installments) and governmental assessments which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established or the Tenant under the Credit Lease is required to pay all such taxes, assessments or other charges. For purposes of this representation and warranty, taxes and assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority;

                  (xvi) All escrow deposits and payments required pursuant to the Mortgage Loan (except for escrow deposits and payments which have been applied in accordance with the applicable Mortgage Loan documents) are in the possession, or under the control, of the Mortgage Loan Seller or its agent and all amounts required to be deposited by the Mortgagor under the Mortgage Loan documents (inclusive of any applicable grace or cure period) as of the date hereof have been deposited and all such escrows and deposits (except for escrow deposits and payments which have been applied in accordance with the applicable Mortgage Loan documents) have been conveyed by the Mortgage Loan Seller to the Company and identified as such with appropriate detail;

                  (xvii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy (and the Seller has not received a notice of termination thereof) in an amount not less than the lesser of (A) the outstanding principal balance of the Mortgage Loan and (B) the full replacement cost of the improvements located on the related Mortgaged Property, and in all events the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; with respect to each related Mortgaged Property (except where the Tenant in a Credit Lease Loan has no offset or abatement rights in the event of any casualty), the Mortgagor has and is required under the terms of the related Mortgage to maintain business interruption insurance (or loss of rents insurance providing coverage of at least twelve months) and comprehensive general liability insurance in amounts generally required by commercial mortgage lenders for similar properties and in all events, an amount of at least $1 million per occurrence and such other insurance of such amounts and types as would be required by prudent mortgage lenders for Mortgaged Properties of the same types in similar locations; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies contain a standard "New York" mortgagee clause for the benefit of the holder of the related Mortgage and its successors and assigns, and require prior notice to the insured and to the mortgagee of termination or cancellation, and no such notice has been received; each related Mortgage or loan agreement obligates the related Mortgagor to maintain insurance as described above and, at such Mortgagor's failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor, provided, however, the obligation of the Mortgagor pursuant to the Mortgage or loan agreement to maintain such insurances is waived so long as the Tenant under the related Credit Lease is complying with such requirements through a program of Tenant self-insurance;

                  (xviii) Each Mortgage provides that any insurance proceeds in respect of a casualty, other than business interruption/rental income insurance, and any condemnation awards (or condemnation proceeds) or insurance proceeds, will be applied either to the repair or restoration of the Mortgaged Property or to the repayment of the outstanding principal balance of the Mortgage Loan, except in the instance of any claims paid pursuant to any special risk casualty/condemnation insurance policies under which the lender is the named insured (as opposed to merely loss payee), in which case such proceeds may be applied at the discretion of the holder of the related Mortgage Note;

                  (xix) (A) To the best of the Mortgage Loan Seller's knowledge, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in any of clauses (x), (xv), (xx), (xxii) and (xxvii) of this Schedule I or in any clause of Schedule 2, and (B) the Mortgage Loan Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Company, and pursuant to the terms of the related Mortgage or the related Mortgage Note, no person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note;

                  (xx) Except for the Mortgage Loans listed on Exhibit I-XX, no Monthly Payment on such Mortgage Loan has been more than 30 days delinquent beyond the related Due Date from the later of one year prior to the Cut-Off Date, or the date of origination of such Mortgage Loan, through the Cut-Off Date;

                  (xxi) Each related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and state laws affecting the enforcement of creditors' rights and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (xxii) One or more environmental site assessments were performed by an environmental consulting firm independent of the Mortgage Loan Seller and the Mortgage Loan Seller's affiliates with respect to the related Mortgaged Property during the 14 months prior to the origination date and the Mortgage Loan Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessments referred to herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); in each case where the report disclosed an adverse environmental condition or circumstance, either (a) the action recommended in such report(s) has been taken, including implementation of an operations and maintenance agreement, (b) funds sufficient to pay for such recommended action have been escrowed, or (c) the Tenant under a Credit Lease Loan has the obligation to remedy such condition or circumstance;

                  (xxiii) Each related Mortgage, Mortgage Note or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without consent of the mortgagee, the related Mortgaged Property, or any majority interest therein, is directly or indirectly transferred or sold (other than certain transfers to affiliated persons or other transfers which are permitted as specified therein) or is encumbered in connection with subordinate financing (other than subordinate financing permitted thereunder upon the satisfaction of debt service coverage or similar criteria specified therein;

                  (xxiv) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For this purpose, Section 860G(a)(3) of the Code shall be applied without regard to the rule contained in Treasury Regulations Section 1.860G-2(f)(2) which treats a defective mortgage loan as a "qualified mortgage" under certain circumstances. Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan
  (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred;

                  (xxv) As of the Cut-Off Date, the Mortgage Loan Schedule is true and correct in all material respects;

                  (xxvi) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2);

                  (xxvii) The Mortgage File contains an appraisal or market value study of the related Mortgaged Property, which appraisal is signed by a qualified appraiser or applicable consultant who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

                  (xxviii) After such inquiry that is customary for a prudent commercial mortgage lender to make, to the Mortgage Loan Seller's knowledge, at the time of the origination of the related Mortgage Loan, (a) none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property lay outside of the boundaries and building restriction lines of such property (except those improvements which are legal non-conforming uses and/or except for immaterial encroachments or where the same is covered by a title insurance endorsement or affirmative title insurance coverage), and (b) no improvements on adjoining properties materially encroach upon such Mortgaged Property, or the same is covered by title insurance endorsement or affirmative title insurance coverage and (c) the Mortgaged Property is accessible from a public road;

                  (xxix) The related Mortgagor has covenanted in the Mortgage Loan documents or the related Tenant has covenanted in the related Credit Lease to maintain the related Mortgaged Property in compliance with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent commercial mortgage lenders or lenders on credit leased properties with respect to the foregoing matters; the Mortgage Loan Seller has received no notice of any violation of (and, to the Mortgage Loan Seller's knowledge, based on customary due diligence, the related Mortgaged Property does not violate) any applicable laws, zoning ordinances, rules, covenants or restrictions where such violation or noncompliance would materially and adversely affect the construction, occupancy, use or operation of such Mortgaged Property;

                  (xxx) With respect to each Mortgage Loan which as of the Cut-Off Date has a principal balance of at least $15 million, except with respect to the Mortgage Loan listed on Exhibit I-xxx, the related Mortgagor is an entity which has represented and covenanted in connection with the origination of the Mortgage Loan, and whose organizational documents provide, that so long as the Mortgage Loan is outstanding it will be a single-purpose entity. For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not and is not permitted to engage in any business unrelated to the related Mortgaged Property and its (or their) financing, does not have any material assets other than those related to its interest in such Mortgaged Property (or Mortgaged Properties) or its (or their) financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, and such Mortgagor has covenanted under the Mortgage that it will maintain its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person;

                  (xxxi) [Reserved];

                  (xxxii) To the best knowledge of the Mortgage Loan Seller no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

                  (xxxiii) To the best of Mortgage Loan Seller's knowledge, there is no right of rescission, offset, abatement, diminution, defense or counterclaim to the Mortgage Loan (including the defense of usury), nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any rights thereunder, render the Mortgage Note or the Mortgage unenforceable, in whole or in part (excluding provisions relating to default interest, yield maintenance charges, prepayment premiums or defeasance deposits), or subject to any right of rescission, offset, abatement, diminution, valid defense or counterclaim (including the defense of usury or the violation of any applicable disclosure or consumer credit laws), except in any such case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and to the Mortgage Loan Seller's knowledge, no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto;

                  (xxxiv) In the case of any Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are, or will become, payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor or in connection with any full or partial release of the Mortgaged Property or related security for the Mortgage Loan following the payment of the Mortgage Loan in full;

                  (xxxv) Either the improvements located on the Mortgaged Property are not located in a federally designated special flood hazard area or the Mortgagor or Tenant is required under the terms of the related Mortgage to maintain, or the mortgagee maintains, flood insurance with respect to such improvements in an amount equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the amount available under the National Flood Insurance Act or the Tenant under the related Credit Lease has no right to abate or offset rent or terminate such Credit Lease in the event of flood;

                  (xxxvi) If the Mortgaged Property is subject to any leases, the Mortgagor is the owner and holder of the landlord's interest under any leases and the related Mortgage or Assignment of Leases provides for the appointment of a receiver for rents (in accordance with applicable law) or allows the Mortgagee (in accordance with applicable law) to enter into possession to collect rent or provides for rents to be paid directly to Mortgagee;

                  (xxxvii) The Mortgage Note is not secured by a security interest in any collateral that is not being transferred hereunder;

                  (xxxviii) Each Mortgage Loan, if any, that is cross-collateralized is cross-collateralized only with one or more other Mortgage Loans being transferred hereunder;

                  (xxxix) The origination (or acquisition, as the case may be), servicing and collection practices used with respect to the Mortgage Loan by the Mortgage Loan Seller and, to the Mortgage Loan Seller's knowledge, by any prior holder of the

  Mortgage Loan, have been legal, proper and prudent in all material respects and have met customary industry standards;

                  (xl) No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage, provided, however, rental payments or similar payments made by the Tenant under the related Credit Lease directly to the Mortgage Loan Seller (or its loan servicer or agent) shall not be deemed a breach of this representation;

                  (xli) UCC Financing Statements have been filed and/or recorded in all places necessary to perfect a valid security interest in all material furniture, fixtures and equipment and other personal property owned by a Mortgagor and located on each Mortgaged Property and for which perfection is accomplished by the filing or recording of a UCC financing statement, and the mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable first lien and first priority security interest on such material furniture, fixtures and equipment except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights or by the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and subject to any security interests in such personal property which, individually or the aggregate, do not materially interfere with the security intended to be provided for the related Mortgage Loan; and

                  (xlii) The Mortgage Loan documents do not provide for or permit, without the consent of the mortgagee, and to the Mortgage Loan Seller's knowledge, the Mortgagor does not have, any indebtedness for borrowed money secured by a mortgage encumbering the Mortgaged Property other than the Mortgage Loan. The creditor (the "Subordinate Lender") under such secured indebtedness for borrowed money ("Other Debt") of the Mortgagor has entered into a subordination agreement with the Mortgage Loan Seller (or the Mortgage Loan originator) pursuant to which (A) the Subordinate Lender has agreed to fully subordinate the Other Debt to the Mortgage Loan (collectively, the "Senior Debt"), (B) the Subordinate Lender has agreed not to declare a default or exercise any remedies with respect to the Other Debt until the Senior Debt has been indefeasibly satisfied other than to realize upon certain ownership interests in the Mortgagor pledged as security for the Other Debt, (C) the Subordinate Lender has agreed not to invoke any bankruptcy proceeding and has agreed to assign to the mortgagee any of its rights in a bankruptcy proceeding, and (D) such subordination agreement is assignable to the Company and its successors and assigns and is being assigned hereunder and is part of the Mortgage File;

                  (xliii) To the Mortgage Loan Seller's knowledge based on information obtained from the related Mortgagors at the time of origination, a list of borrowers or groups of affiliated borrowers with multiple Mortgage Loans is attached hereto as Exhibit I-XLIII(A) and, as of the Cut-Off Date, the aggregate principal amount of any Mortgage Loan or group of Mortgage Loans made to one borrower or group of affiliated borrowers does not exceed the applicable amount set forth in Exhibit I-XLIII(B) attached hereto;

                  (xliv) The Mortgage Loan has a Mortgage Rate of at least 6.170% per annum;

                  (xlv) The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor (or its principals) for damages sustained in connection with certain circumstances including fraud, misappropriation, material misrepresentation and other matters expressly set forth in the related Mortgage Loan documents;

                  (xlvi) The Mortgage Loan Seller (or Mortgage Loan originator) has inspected or caused to be inspected each related Mortgage Property within twelve months prior to origination;

                  (xlvii) Except as set forth in Schedule II, the Mortgage Loan is secured by a fee interest and is not secured in whole or in part by a ground lease;

                  (xlviii) To the Mortgage Loan Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or Mortgaged Property that are reasonably likely to materially and adversely affect the ability of the Mortgagor to pay principal, interest or any other amount due under such Mortgage Loan or the value of the Mortgaged Property;

                  (xlix) Each Mortgaged Property constitutes one or more complete separate tax lots or parcels; and

                  (l) Each Mortgage Loan containing provisions for defeasance of mortgage collateral either (i) requires the prior written consent of, and compliance with the conditions set by, the holder of the Mortgage Loan, or
  (ii) requires that (A) defeasance may not occur prior to the time permitted by applicable REMIC Provisions (if applicable), (B) the replacement collateral consist of U.S. government securities in an amount sufficient to make all scheduled payments under the Mortgage Note when due, (C) the loan be assumed by a Single Purpose Entity designated by the holder (or the borrower or the mortgagor and approved by the holder) of the Mortgage Loan and (D) counsel provide an opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest.

                                  SCHEDULE II

                  For each Mortgage Loan identified on the Mortgage Loan Schedule as being secured by a leasehold interest under a ground lease, the Mortgage Loan Seller hereby represents and warrants:

                  (A)(i) the Mortgage Loan is also secured by the related fee interest or (ii) the ground lease represents a non-essential portion of the Mortgaged Property, and the ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Mortgagor, or the mortgagee if the mortgagee acquires the related Mortgaged Property upon foreclosure, assignment-in-lieu of foreclosure or otherwise) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan, and the Mortgage is not and will not be subject to any other Mortgage on the fee interest; or

                  (B) if the Mortgage Loan in whole or material part is secured by a Mortgage constituting a valid first lien on the interest of the Mortgagor as lessee under a ground lease with respect to a portion or all of the related Mortgaged Property, and is not secured by the related fee interest, then the Mortgage Loan Seller represents and warrants the following:

                  (i) The ground lease (which shall mean such ground lease, all amendments and modifications thereof and any related estoppels or agreements from ground lessor) or a memorandum regarding it has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. There has been no material change, satisfaction or termination in the terms of such ground lease since its recordation, except by written instruments, all of which are included in the related Mortgage File;

                  (ii) The lessor under such ground lease has agreed in a writing included in the related Mortgage File that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the mortgagee, its successors or assigns, except if an event of default occurs under the Ground Lease and notice is provided to the mortgagee and such default is curable by the mortgagee, but remains uncured beyond the applicable cure period;

                  (iii) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan;

                  (iv) The ground lessee's interest in the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage (including without limitation, the rights of any fee-mortgage, if any) other than the related ground lessor's related fee interest and any exceptions set forth in the related title insurance policy which exceptions do not, and are not reasonably likely to, materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note or (2) the use of such Mortgaged Property for the use currently being made thereof;

                  (v) The ground lease is assignable to the Trustee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date);

                  (vi) As of the date of origination of the Mortgage Loan and to the Mortgage Loan Seller's knowledge, as of the Cut-Off Date, the ground lease is in full force and effect and no default has occurred, and to the Mortgage Loan Seller's knowledge, there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                  (vii) The ground lease or other written agreement signed by the lessor included in the Mortgage File requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or other written agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement;

                  (viii) The mortgagee is permitted a reasonable opportunity, which may be concurrent and coterminous with the Mortgagor's rights thereunder (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the mortgagee is proceeding) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease;

                  (ix) The ground lease does not impose any restrictions on subletting by the mortgagee that would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                  (x) The ground lease or the related Mortgage provides that any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking in which case such amounts shall be paid to the mortgagee) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or, to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

                  (xi) Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have the option to terminate or modify the ground lease without prior written consent of the mortgagee as a result of any casualty or partial condemnation, except to provide for an abatement of the rent;

                  (xii) Except as set forth on Exhibit II-XII, under the terms of the related ground lease or other written agreement with the ground lessor, upon request, the ground lessor is required to enter into a new lease with mortgagee upon termination of the Ground Lease for any reason, on substantially similar terms and conditions as the old lease; and

                  (xiii) Except as set forth on Exhibit II-XIII, the ground lease does not provide for an increase in rental payments during the term of the related Mortgage Loan except for scheduled increases which are the responsibility of the related Tenant under the Credit Lease.

                                  SCHEDULE III

         For each Mortgage Loan identified on the Mortgage Loan Schedule as a Credit Lease Loan, the Mortgage Loan Seller hereby represents and warrants that, except as otherwise disclosed on the exhibits attached hereto, the following:

                  (i) The base lease payments due under the related Credit Lease are equal to or greater than the payments due with respect to the related Mortgage Loan, and, as to the Bondable Leases, are payable without setoff, counterclaim, recoupment, abatement, reduction or defense;

                  (ii) The Mortgagor does not have monetary obligations under the related Credit Lease, and every monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance, payments under ground leases, and repairs is an obligation of the related Tenant, except for those repair or other items for which the Mortgagee has required regular deposits into an escrow account maintained by the Mortgagee or its designee;

                  (iii) The Mortgagor does not have any material non-monetary obligations under the related Credit Lease, except for the delivery of possession of the leased property;

                  (iv) The Mortgagor has not made any representation or warranty in the related Credit Lease, a breach of which would result in the termination of, or an offset or abatement with respect to, such Credit Lease;

                  (v) (A) Except as with respect to the Mortgage Loans listed on Exhibit III-V(A), other than due to a default by the Mortgagor under a related Credit Lease which is not a Bondable Lease, the Tenant cannot terminate such Credit Lease for any reason other than in certain events of casualty or condemnation, which events are insured under a Lease Enhancement Policy, and (B), except with respect to the Mortgage Loan listed on Exhibit III-V(B), in each case where the term of the Credit Lease is shorter than the amortized Mortgage term, the balloon amount of such related Mortgage Loan due at the scheduled maturity thereof is insured by a Lease Enhancement Policy;

                  (vi) In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease;

                  (vii) Each property related to a Credit Lease Loan is one or more separate tax lots;

                  (viii) The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property, or (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property,
  (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant;

                  (ix) The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property;

                  (x) In connection with Credit Lease Loans with respect to which a lease guarantee exists, the related guarantor (which is the rated entity affiliated with the Tenant) guarantees the payment due under the related Credit Lease and such guarantee, on its face, contains no conditions to such payment, other than a notice and right to cure; the lease guarantee is the legal, valid and binding obligation of the related guarantor, and the lease guarantee is assignable together with the Credit Lease without further consent of the related guarantor; and the guaranty provides that it is unconditional, irrevocable and absolute, and is the guaranty of both the performance and payment of the financial obligations of the Tenant under the related Credit Lease, and does not provide for offset, counterclaim or defense;

                  (xi) Each Credit Lease Loan, except for those Mortgage Loans listed on Exhibit III-XI, which has a Balloon Payment due at maturity which is not covered by a corresponding lease payment from the Tenant, has the benefit of a residual value insurance policy, such policy has been obtained, and with respect to the Credit Leases other than Bondable Leases, the required premiums have been paid;

                  (xii) Each Credit Lease Loan, except for those Mortgage Loans listed on Exhibit III-XII, which gives the Tenant a right to terminate such Credit Lease in certain events of casualty or condemnation has been insured pursuant to a special risk insurance policy (insuring lease termination in the event of casualty, condemnation, or both, as may be applicable) and the required premiums have been paid;

                  (xiii) The list of lease guarantors or Tenants of the related Credit Lease, attached as Exhibit III-XIII hereto, is accurate in all material respects;

                  (xiv) Any obligation or liability imposed by any easement or reciprocal easement agreement is an obligation of the Tenant and is without recourse or liability to the Mortgagor;

                  (xv) Except for Double Net Leases and Triple Net Leases, and except for those Bondable Leases which afford the related Tenant the right to terminate the Credit Lease upon the occurrence of certain casualty and/or condemnation events upon payment of an amount sufficient to defease or pay off the related Mortgage Loan, the obligations of the Tenant under the related Credit Lease, including, but not limited to, the obligation to pay fixed and additional rent, are not affected by reason of any damage to or destruction of any portion of the leased property, any taking of the leased property or any part thereof by condemnation or otherwise, or any prohibition, limitation, interruption, cessation, restriction, prevention or interference of the Tenant's use, occupancy or enjoyment of the leased property;

                  (xvi) (a) Based on an Estoppel Letter from the Tenant as of the Mortgage Loan's origination date, no default by the Mortgagor or the Tenant has occurred under the related Credit Lease and there is no existing condition which, but for the passage of time or the giving of notice, or both would result in a default under the terms of such Credit Lease; (b) none of the terms of the Credit Lease have been impaired, waived, altered or modified in any respect (except as described in the related tenant estoppel, (c) no Tenant has been released, in whole or in part, from its obligations under the Credit Leases, (d) there is no right of rescission, offset, abatement, diminution, defense or counterclaim to any Credit Lease, nor will the operation of any of the terms of the Credit Leases, or the exercise of any rights thereunder, render the Credit Lease unenforceable, in whole or in part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim, and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto and (e) each Credit Lease has a term ending on or after the final maturity of the related Credit Lease Loan;

                  (xvii) The Credit Lease is in full force and effect and is a legal, valid, binding and enforceable agreement of the related Tenant subject to applicable bankruptcy, insolvency, reorganization, moratorium and state laws affecting the enforcement of creditors' rights and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (xviii) In the event that the Trustee acquires title to a Mortgaged Property by foreclosure or otherwise, the Mortgagor's interest under the related Credit Lease is freely assignable by the Trustee and its successors and assigns to any person without the consent of the Tenant (but with notice), and in the event the Mortgagor's interest is so assigned, the Tenant will be obligated to recognize the assignee as Mortgagor under such Credit Lease;

                 (xix) The Tenant has delivered a subordination, non-disturbance and attornment agreement, and an Estoppel Letter with respect to the related Credit Lease;

                  (xx) The Tenant has agreed to notify the Mortgagee of any default under the related Credit Lease and to provide the Mortgagee with an opportunity to cure;

                  (xxi) The terms of the Credit Lease may not be modified in any material respect including, without limitation, its economic terms, without the consent of the mortgagee thereunder; and to the knowledge of the Mortgage Loan Seller, no Tenant has been released, in whole or in part, from its obligations under its Credit Lease;

                  (xxii) Each Tenant is required to make all rental payments directly to the Mortgagee;

                  (xxiii) No Mortgage Loan is secured by a Mortgaged Property that is under construction or substantial rehabilitation;

                  (xxiv) The Mortgaged Property is not subject to any lease other than the related Credit Lease, no person has any possessory interest in, or right to occupy, the Mortgaged Property except under and pursuant to such Credit Lease and the related Tenant is in occupancy of the Mortgaged Property; and

                  (xxv) Each borrower is organized as a bankruptcy remote - special purpose entity.

                                  SCHEDULE IV

                           To the Mortgage Loan Sellers' knowledge, based upon
due diligence performed in the origination of the related Mortgage Loan, and to their knowledge as of the Cut-Off Date, with respect to any Mortgage Loan that is secured in whole or in part by a Mortgaged Property which is operated as a residential health care facility (a "Facility"), if any:

                           (i) All  governmental licenses, permits, regulatory
agreements or other approvals or agreements necessary or desirable for the use and operation of each Facility as intended were as of the related date of origination held by the related Mortgagor or the operator of the Facility, and were in full force and effect, including, without limitation, a valid Certificate of Need ("CON") or similar certificate, license, or approval issued by the applicable department of health for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses"); and

                           (ii) In connection with the most recent governmental
inspection of the Facility, as of the Cut-Off Date (a) the Facility had not received a "Level A" (or equivalent) violation which has not been cured to the satisfaction of the applicable governmental agency, and (b) no statement of charges or deficiencies had been made or penalty enforcement action has been undertaken against the Facility, its operator or the Mortgagor or against any officer, director or stockholder of such operator or the Mortgagor by such governmental agency, and (c) there were no violations which threatened the Facility's, the operator's or the Mortgagor's certification for participation in Medicare or Medicaid or the other third-party payors' programs and (d) to the Mortgage Loan Seller's knowledge, the Mortgagor and Facility complies with all federal, state and local laws, regulations, quality and safety standards, accreditation standards and requirements of the applicable state department of health and (e) there was no threatened or pending revocation, suspension, termination, probation, restriction, limitation, or nonrenewal affecting Mortgagor or the Facility or any participation or provider agreement with any third-party payor to which the Mortgagor is subject.

                                 EXHIBIT I-XII
                                 -------------

MLMI-003 - 1700 Broadway
MLMI-010 - Bassett Furniture-Lewisville
MLMI-019 - Corr-Pro (Mystic) Warehouse
MLMI-048 - The Ansonia Commercial
MLMI-153 - Holiday on the Bay

                                  EXHIBIT I-XX
                                  ------------

MLMI-024 - East 61st Street Brownstone

                                 EXHIBIT I-XXX
                                 -------------

MLMI-064 - Mercer Mall

                               EXHIBIT I-XLIII(A)
                               ------------------

Group
MLMI-001 - 1 Beach
MLMI-004 - 2 Northpoint

Group
MLMI-017 - City Villas
MLMI-037 - Peppertree Apts

Group
MLMI-013 - Bishops Landing Apartments
MLMI-015 - Charleston Apartments
MLMI-018 - Clarendon Apartments

Group
MLMI-029 - Hartford Apartments
MLMI-044 - Royal Knight Apartments
MLMI-054 - Village Square Apartments

Group
MLMI-105 - Country Club Care Center
MLMI-106 - Crown Care Center

Group
MLMI-112 - Holt and Eleanor Center
MLMI-115 - Santa Monica Sav-On

Group
MLMI-125 - Courtyard by Marriot - Newburgh
MLMI-126 - Albany Thruway Courtyard
MLMI-127 - Fairfield Inn Henrietta

Group
MLMI-160 - PetsMart, Inc.
MLMI-161 - Heilig Meyers
MLMI-163 - Heilig Meyers



                               EXHIBIT I-XLIII(B)
                               ------------------

$59,845,380

                                 EXHIBIT II-XII
                                 --------------

MLMI-064 - Mercer Mall

                                EXHIBIT II-XIII
                                ---------------


MLMI-003 - 1700 Broadway
MLMI-004 - 2 Northpoint
MLMI-036 - Pep Boys Plaza
MLMI-064 - Mercer Mall
MLMI-125 - Courtyard by Marriott - Newburgh
MLMI-126 - Albany Thruway Courtyard
MLMI-127 - Fairfield Inn - Henrietta

                                EXHIBIT III-V(A)
                                ----------------

MLMI-160 - PetsMart, Inc.
MLMI-161 - Heilig Meyers
MLMI-163 - Heilig Meyers

                                EXHIBIT III-V(B)
                                ----------------

MLMI-162 - Rite Aid

                                 EXHIBIT III-XI
                                 --------------

MLMI-160 - PetsMart, Inc.
MLMI-161 - Heilig Meyers
MLMI-163 - Heilig Meyers

                                EXHIBIT III-XII
                                ---------------

MLMI-160 - PetsMart, Inc.
MLMI-161 - Heilig Meyers
MLMI-163 - Heilig Meyers

                                EXHIBIT III-XIII
                                ----------------

Property           Tenant            Guarantor
--------           ------            ---------
MLMI-162          Rite Aid           Rite Aid
                                   Corporation
